As filed with the Securities and Exchange Commission on September 27, 1999
                                                    File Nos.333-
                                                                 811-09417
=============================================================================

                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM N-2

|X|  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|_|  Pre-Effective Amendment No.
|_|  Post-Effective Amendment No.

                                    and

|X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|X|  Amendment No.   4


            THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
             (Exact name of Registrant as specified in charter)
                  c/o BlackRock Financial Management, Inc.
                              345 Park Avenue
                          New York, New York 10154
                  (Address of principal executive offices)

                               (888) 825-2257
            (Registrant's Telephone Number, including Area Code)

                            Ralph L. Schlosstein
                                 President
            The BlackRock Pennsylvania Strategic Municipal Trust
                              345 Park Avenue
                          New York, New York 10154
                  (Name and address of Agent for Service)

                              with a copy to:
                              Thomas A. DeCapo
                  Skadden, Arps, Slate, Meagher & Flom LLP
                             One Beacon Street
                      Boston, Massachusetts 02108-3194

                   --------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any securities on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box . . .|_|

|_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 33-__________.

                   --------------------------------------


 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===========================================================================================================
                                                       Proposed Maximum    Proposed Maximum     Amount of
                                        Amount Being    Offering Price          Aggregate      Registration
Title of Securities Being Registered     Registered        Per Share       Offering Price(1)       Fee(1)
-----------------------------------------------------------------------------------------------------------
Preferred Shares, $.001 par value            400           $25,000            $10,000,000        $ 2,780
===========================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.


      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.



            THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

                           CROSS REFERENCE SHEET

                            Part A - Prospectus

          Items in Part A of Form N-2         Location in Prospectus
          ---------------------------         ----------------------
Item  1. Outside Front Cover................. Cover Page

Item  2. Cover Pages; Other Offering
         Information......................... Cover Page

Item  3. Fee Table and Synopsis.............. Prospectus Summary

Item  4. Financial Highlights................ Financial Highlights (Unaudited)

Item  5. Plan of Distribution................ Cover Page; Prospectus
                                              Summary; Underwriting

Item  6. Selling Shareholders................ Not Applicable

Item  7. Use of Proceeds..................... The Fund's Investments

Item  8. General Description of the
         Registrant.......................... The Fund; The Fund's
                                              Investments; Risks; Description
                                              of Preferred Shares;
                                              Description of Common Shares;
                                              Certain Provisions in the
                                              Agreement and Declaration of
                                              Fund

Item  9. Management.......................... Management of the Fund;
                                              Custodian and Transfer and
                                              Dividend Disbursing Agent

Item 10. Capital Stock, Long-Term Debt,
         and Other Securities................ Description of Preferred
                                              Shares; Description of Common
                                              Shares; Certain Provisions in
                                              the Agreement and Declaration
                                              of Fund; Tax Matters

Item 11. Defaults and Arrears on Senior
         Securities.......................... Not Applicable

Item 12. Legal Proceedings................... Legal Opinions

Item 13. Table of Contents of the Statement
         of Additional Information........... Table of Contents for the
                                              Statement of Additional
                                              Information


                Part B - Statement of Additional Information

Item 14. Cover Page.......................... Cover Page

Item 15. Table of Contents................... Cover Page

Item 16. General Information and History..... Not Applicable

Item 17. Investment Objective and
         Policies............................ Investment Objectives and
                                              Policies; Investment Policies
                                              and Techniques; Other
                                              Investment Policies and
                                              Techniques; Portfolio
                                              Transactions and Brokerage

Item 18. Management.......................... Management of the Fund;
                                              Portfolio Transactions and
                                              Brokerage

Item 19. Control Persons and Principal
         Holders of Securities .............. Management of the Fund

Item 20. Investment Advisory and Other
         Services............................ Management of the Fund; Experts

Item 21. Brokerage Allocation and Other
         Practices........................... Portfolio Transactions and
                                              Brokerage

Item 22. Tax Status.......................... Tax Matters

Item 23. Financial Statements................ Independent Auditors' Report;
                                              Financial Highlights (Unaudited)


                          Part C - Other Information

Items 24-33 have been answered in Part C of this Registration Statement.



The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



               SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 1999


                                  PROSPECTUS

                                   [       ]

               BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
   MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES ("PREFERRED SHARES)")
                         [    ] SHARES SERIES [    ]
                   LIQUIDATION PREFERENCE $25,000 PER SHARE

                            ---------------------


      BlackRock Pennsylvania Strategic Municipal Trust (the "Fund") is a closed-end, diversified management investment company.

      The Fund's investment objectives are:

o to provide current income exempt from regular Federal and Pennsylvania income taxes; and

o to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

      The Fund is designed to provide tax benefits to investors who are residents of Pennsylvania.

      Portfolio Contents. The Fund will invest primarily in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes. Under normal market conditions, the Fund expects to be fully invested in tax-exempt securities. The Fund will invest at least 80% of its total assets in investment grade quality securities.

      Investing in the Preferred Shares involves certain risks. See "Risks" beginning on page [ ].

      Investment grade quality securities are those rated by national rating agencies within the four highest grades (Baa or BBB or better), or securities that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund may invest up to 20% of its total assets in securities that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds that are below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments." The Fund cannot assure you that it will achieve its investment objectives.

      This prospectus contains important information about the Fund. You should read the prospectus before deciding whether to invest and retain it
for future reference. A statement of additional information, dated [    ]
1999, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the statement of additional information on page [ ] of this prospectus. You may request a free copy of the statement of additional information by calling (888) 825-2257. You may also obtain the statement of additional information and other information regarding the Fund on the Securities and Exchange Commission web site (http://www.sec.gov).

      The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution. The Preferred Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

       Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                         PER SHARE              TOTAL
                                     -----------------     ---=------------
Public Offering Price                $          25,000     $
                                     -----------------     ----------------
Sales Load                           $                     $
                                     -----------------     ----------------
Proceeds to Fund (before expenses)   $                     $
                                     =================     ================

      Offering expenses payable by the Fund are estimated to be $[   ]. The
Fund has agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

                                ------------

      The Underwriters are offering the Preferred Shares subject to various conditions. It is expected that the Preferred Shares will be delivered to the Underwriters through the facilities of The Depository Trust Company on
or about [      ], 1999.

                               --------------

[TO COME]

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

[              ], 1999


      The Fund is offering [    ] shares of Series [    ] Preferred Shares.
The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. The dividend rate for the initial dividend rate period
will be [   ]% for Preferred Shares Series [  ]. The initial rate period is
from the date of issuance through [   ], 1999. For subsequent rate periods,
Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

      Dividends on shares of Preferred Shares, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Fund's dividends may be subject to the Federal alternative minimum tax. The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common and preferred shares, based on the percentage of total dividends distributed to each class for that year. The Fund, in the case of the ordinary seven day rate periods or special rate periods of no more than 28 days, [intends to] give notice of the amount of any income taxable for federal income tax purposed to be included in a dividend on a Preferred Share in advance of the related auction and may give advance notice to Preferred Shareholders during longer rate periods.

      You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date on the front of this prospectus.


                              TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
Prospectus Summary.................................................   8
Financial Highlights...............................................  11
The Fund...........................................................  12
Use of Proceeds....................................................  13
Capitalization.....................................................  13
The Fund's Investments.............................................  14
Risks..............................................................  19
Management of the Fund.............................................  22
Description of Preferred Shares....................................  25
The Auction........................................................  35
Description of Common Shares.......................................  38
Certain Provisions in the Agreement and Declaration of Trust.......  39
Conversion to Open-End Fund........................................  40
Repurchase of Shares...............................................  40
Tax Matters........................................................  40
Underwriting.......................................................  41
Custodian and Transfer and Dividend Disbursing Agent...............  42
Legal Opinions.....................................................  43
Available Information..............................................  43
Table of Contents for the Statement of Additional Information......  43
Taxable Equivalent Yield Table.....................................  A-1



                              PROSPECTUS SUMMARY

      The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Fund's Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

THE FUND

      The BlackRock Pennsylvania Strategic Municipal Trust (the "Fund") is a closed-end, diversified management investment company. See "The Fund." The Fund's Common Shares are traded on the American Stock Exchange under
the symbol "BPS." See "Description of Common Shares." As of [     ], 1999,
the Fund had [    ] Common Shares outstanding and net assets of $[     ].

INVESTMENT OBJECTIVES

      The Fund's investment objectives are to provide current income exempt from regular Federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Fund will invest primarily in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes. The Fund will invest in municipal bonds that, in BlackRock Financial Management, Inc.'s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock Financial's opinion, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in BlackRock Financial's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Fund expects to be fully invested in securities that pay interest that is or make other distributions that are exempt from regular Federal income tax. The Fund will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are securities rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch")), or securities that are unrated but judged to be of comparable quality by BlackRock Financial. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by BlackRock Financial. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

      The Fund intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Fund may not attain its investment objectives. See "The Fund's Investments."

INVESTMENT ADVISER

      BlackRock Advisors, Inc. will be the Fund's investment adviser, and BlackRock Advisors' affiliate, BlackRock Financial, will act as the Fund's sub-adviser and handle day-to-day investment management of the Fund. BlackRock Advisors is an indirect subsidiary of PNC Bank, N.A. See "Management of the Fund."

THE OFFERING

      The Fund is offering [   ] shares of Series [ ] Preferred Shares each
at a purchase price of $25,000 per share. Preferred Shares are being offered by the Underwriters listed under "Underwriting."

RISK FACTORS SUMMARY

      Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. The primary risks of investing in Preferred Shares are:

      - if an auction fails you may not be able to sell some or all of your shares;

       - because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

      - a rating agency could downgrade Preferred Shares, which could affect liquidity;

      - the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

      - in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends;

      - if long-term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for the Preferred Shares; and

       - if an issuer of a municipal bond in which the Fund invests experiences financial difficulty or defaults, there may be a negative impact on the income and asset value of the Fund's portfolio.

For additional general risks of investing in the Fund, see "Risks" below.

TRADING MARKET

      Preferred Shares are not listed on an exchange. Instead, you may buy or sell the Preferred Shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

      The table below shows the first auction date for each Series of Preferred Shares and the day on which each subsequent auction will normally be held for each Series of Preferred Shares. The first auction date for each Series of Preferred Shares will be the business day before the dividend payment date for the initial rate period for each Series of Preferred Shares. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.


                                 FIRST AUCTION      SUBSEQUENT
                                      DATE*          AUCTION
                                 -------------      ----------

      [TO COME]

*All dates are 1999


DIVIDENDS AND RATE PERIODS

      The table below shows the dividend rate for the initial rate period on each Series of Preferred Shares offered in this Prospectus. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum Rate. See "Description of Preferred Shares -- Dividends and Dividend Periods -- General."

      The table below also shows for each Series of Preferred Shares the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

      Finally, the table below shows number of days of the initial rate period for each Series of Preferred Shares. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than 28 days will be set out in the notice designating a special rate period. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Designation of Special Rate Periods."

                                           DIVIDEND                   NUMBER
                             DATE OF       PAYMENT     SUBSEQUENT     OF DAYS
                          ACCUMULATION     DATE FOR     DIVIDEND    OF INITIAL
SERIES     INITIAL         AT INITIAL   INITIAL RATE    PAYMENT        RATE
           DIVIDEND RATE      RATE*         PERIOD*       DAY         PERIOD

             [TO COME]

-----------

*All dates are 1999.


TAXATION

      Because under normal circumstances the Fund will invest substantially all of its assets in municipal bonds that pay interest exempt from regular Federal income tax, the income you receive will ordinarily be similarly exempt. [Your income may be subject to state and local taxes]. All or a portion of the income from these bonds will be subject to the Federal alternative minimum tax, so Preferred shares may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in Preferred shares. Taxable income or gain earned by the Fund will be allocated proportionately to holders of Preferred Shares and Common Shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified Preferred Share dividends may be subject to income tax on income or gains attributed to the Fund. The Fund presently intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain to be paid for the period relating to that auction. For longer periods, the Fund may notify shareholders. In certain circumstances, the Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gain. See "Tax Matters."

RATINGS

      Shares of each series of Preferred Shares will be issued with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's"). Because the Fund is required to maintain this rating, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agency's guidelines. See "Description of Preferred Shares -- Rating Agency Guidelines."

REDEMPTION

      Although the Fund does not ordinarily redeem Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem Preferred Shares in certain conditions. See "Description of Preferred Shares -- Redemption" and "Description of Preferred Share -- Rating Agency Guidelines."

LIQUIDATION PREFERENCE

      The liquidation preference of each series of Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of Preferred Shares -- Liquidation."

VOTING RIGHTS

      The holders of preferred shares, including Preferred Shares, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of Common Shares and preferred shares, including Preferred Shares, voting together as a single class. The holders of preferred shares, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and Delaware law. See "Description of Preferred Shares -- Voting Rights" and "Certain Provisions in the Declaration of Trust."


                            FINANCIAL HIGHLIGHTS
                                (UNAUDITED)

      Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the
Fund's operations on [    ], 1999 until [    ], 1999. Since the Fund was
recently organized and commenced operations on [    ], 1999, the table
covers less than five weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in municipal securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.

Per Share Operating Performance:
      Net Asset Value, Beginning of Period................ $
                                                           -------------
            Net Investment Income.........................
            Net Gains or Losses on Securities (Both
              Realized and Unrealized)....................
                                                           -------------
               Total From Investment Operations...........
                                                           -------------
         Organization and Offering Costs..................
                                                           -------------
         Net Asset Value, End of Period................... $
                                                           =============
         Per Share Market Value, End of Period............ $
         Total Return on Net Asset Value..................
         Total Investment Return on Market Value..........

Ratios/Supplemental Data:
         Net Assets, End of Period (In Thousands)......... $
         Ratio of Expenses to Average Net Assets
           Before Reimbursement...........................
         Ratio of Net Investment Income to Average
           Net Assets Before Reimbursement................
         Ratio of Expenses to Average Net Assets
           After Reimbursement............................
         Ratio of Net Investment Income to Average
           Net Assets After Reimbursement.................
          Portfolio Turnover Rate

-------------------
*Annualized


                                  THE FUND

         BlackRock Pennsylvania Strategic Municipal Trust (the "Fund") is a recently organized closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware business trust on June 30, 1999 pursuant to an Agreement and Declaration of Trust governed by the laws of
the State of Delaware (the "Declaration"). On [   ], 1999, the Fund issued
an aggregate of [   ] common shares of beneficial interest, par value $.001
per share ("Common Shares"), pursuant to the initial public offering
thereof and commenced its operations. On [   ], 1999 the Fund issued an
additional [   ] Common Shares, respectively, in connection with the
[partial] exercise by the Underwriters of the over-allotment option. The Fund's Common Shares are traded on the American Stock Exchange (the "Exchange") under the symbol "BPS." The Fund's principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is
(888) 825-2257.

         The following provides information about the Fund's outstanding
shares as of [      ], 1999:

                                           AMOUNT HELD
                              AMOUNT       BY THE FUND OR       AMOUNT
TITLE OF CLASS              AUTHORIZED    FOR ITS ACCOUNT    OUTSTANDING
--------------              ----------    ---------------    ------------
Common...................   Unlimited            0              [     ]
Preferred................   Unlimited            0                 0
       Series [    ].....   [      ]             0                 0


                              USE OF PROCEEDS

         The net proceeds of this offering will be approximately $[   ]
after payment of the sales load and estimated offering costs.

         The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal securities that meet that objective and these policies at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested in short-term, high quality tax-exempt securities. If necessary to invest fully the net proceeds of the offerings immediately, the Fund may also purchase, as temporary investments, short-term taxable investments the income on which is subject to regular Federal income tax.


                               CAPITALIZATION
                                (UNAUDITED)

         The following table sets forth the capitalization of the Fund as of [ ], 1999, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.

                                                    ACTUAL        ADJUSTED
                                                    ------        --------
Shareholders' Equity:
  Preferred Shares, $25,000 stated value
  per share, at liquidation value;
  unlimited shares authorized (no shares
  issued; [     ] shares issued, as
  adjusted, respectively)                          $[      ]      $[      ]

Common Shares, $.001 par value per share;
unlimited shares authorized [     ] shares
outstanding*                                        [      ]       [      ]

Paid-in surplus                                     [      ]       [      ]

Balance of undistributed net investment income      [      ]       [      ]

   Accumulated net realized gain (loss) from
     investment transactions                        [      ]       [      ]

   Net unrealized appreciation (depreciation)       [      ]       [      ]
     of investments
                                                   ------------------------
   Net Assets                                      $[      ]      $[      ]
                                                   ========================

* None of these outstanding shares are held by or for the account of the Fund.


                           PORTFOLIO COMPOSITION

      As of [    ], 1999, approximately [ ]% of the market value of the
Fund's portfolio was invested in long-term municipal securities and approximately [ ]% of the market value of the Fund's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Fund's investment
portfolio as of [   ], 1999.


CREDIT RATING           VALUE             PERCENT

Aaa/AAA*                $[    ]           [    ]%
Aa/AA                    [    ]           [    ]
A/A                      [    ]           [    ]
Baa/BBB                  [    ]           [    ]
Unrated                  [    ]           [    ]
Short-term               [    ]           [    ]
                        -------           ------
TOTAL                   $[    ]           [    ]%
                        =======           =======

* Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.


                           THE FUND'S INVESTMENTS

Investment Objectives and Policies

      The Fund's investment objectives are:

o to provide current income exempt from regular Federal and Pennsylvania income taxes; and

o to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

      The Fund will invest primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in securities that pay interest that is or make other distributions that are exempt from regular Federal income tax. The Fund will invest at least 80% of its total assets in investment grade quality securities. Investment grade quality means that such securities are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Financial. The Fund may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock Financial. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock Financial may consider such factors as BlackRock Financial's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix B to the statement of additional information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in Pennsylvania. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular Federal income tax. See "--Other Investment Companies," "--Tax-Exempt Preferred Shares" and "--Initial Portfolio Composition." Subject to the Fund's policy of investing at least 65% of its total assets in municipal bonds that pay interest that is exempt from Pennsylvania income tax, the Fund may invest in securities that pay interest that is not or make other distributions that are not exempt from Pennsylvania income tax when, in the judgment of BlackRock Financial, the return to shareholders after payment of applicable Pennsylvania income tax would be higher than the return available from comparable securities that pay interest that is or make other distributions that are exempt from Pennsylvania income tax.

      The Fund will invest in municipal bonds that, in BlackRock Financial's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of BlackRock Financial, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock Financial, are worth more than the value assigned to them in the marketplace. BlackRock Financial may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. BlackRock Financial may purchase those bonds for the Fund's portfolio because they represent a market sector or issuer that BlackRock Financial considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on BlackRock Financial's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Fund attempts to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to capital gain taxes.

      The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase bonds with insurance purchased by the issuer or other third parties and may purchase insurance for bonds in its portfolio.

      During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund's cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal and Pennsylvania income taxes. See the Statement of Additional Information.

      The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding Common Shares and, the outstanding preferred shares, including the Preferred Shares, voting together as a single class, and the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. See "Description of -- Preferred Shares--Voting Rights" and the Statement of Additional Information for additional information with respect to the voting rights of holders of Preferred Shares.

Municipal Bonds

      Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where BlackRock Financial believes the issuer has a strong incentive to continue making appropriations until maturity.

      The municipal bonds in which the Trust will primarily invest pay interest or make other distributions that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock Financial to be reliable, is exempt from regular Federal and Pennsylvania income taxes. BlackRock Financial will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Fund. The Fund treats as municipal bonds investment company shares, tax-exempt preferred shares and other securities that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Fund may invest as discussed in this prospectus, regardless of the security's form as bonds, notes, stocks, and shares or other interests and regardless of whether the issuer is a government, governmental entity or private entity.

      The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

      The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

      Risk Factors Relating to Pennsylvania Municipal Bonds. The following information provides only a brief discussion of certain factors affecting the issuers of municipal obligations in Pennsylvania (the "Commonwealth") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various state and local agencies in Pennsylvania. No independent verification has been made of the following information.

      The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established state with a diversified economy. It is the headquarters for many major corporations. Pennsylvania has been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are the service sector, including trade, medical and health services, education and financial institutions.

      Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually. Agribusiness and food-related industries support $39 billion in economic activity annually. Over 51,000 farms form the backbone of the Commonwealth's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands--nearly one-third of the Commonwealth's total land area.

      From 1990 to 1992, employment in the Commonwealth declined 2%. From 1992 to 1998, employment increased 8%. The growth in employment experienced in the Commonwealth during such periods is slightly higher than the growth in employment in the Middle Atlantic region of the United States. Non-manufacturing employment in the Commonwealth has increased steadily in recent years to its 1998 level of 82.8% of total Commonwealth employment. Manufacturing, which contributed 17.2% of 1998 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for 32.3% of all non-agricultural employment in the Commonwealth while the trade sector accounted for 22.4%. Economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1998, the annual average unemployment rate in the Commonwealth was 4.6%, compared to 4.5% for the United States. As of April 1999, the seasonally adjusted unemployment rate for the Commonwealth was 4.4% and for the United States was 4.3%.

      A well-established standard in the computer industry governing traditional programming practices is expected to result in many current computer systems being unable to recognize dates beyond the year 1999. As a result, computers worldwide may begin to malfunction by producing erroneous data or failing completely as the year 2000 draws near. The Governor of Pennsylvania has made fixing the year 2000 problem a top priority for Pennsylvania state agencies. At the Governor's direction, Pennsylvania has begun an aggressive program to make its computer systems year 2000-compatible and to identify potential problems with entities outside state government with which the Commonwealth does business or exchanges data.

      An initial assessment of state agencies' computer resources was completed in June 1996. This overview assessment was used to develop the Governor's Year 2000 Action Plan, which tracks state agencies' computer programs through a three-step process of correction, testing, and implementation. Under this action plan, over 46,000 mission-critical and non mission-critical computer programs used by state agencies are scheduled for corrective measures to ensure they will be year 2000-compatible. Mission-critical computer programs are those which impact the health, safety and welfare of the Commonwealth and its citizens, and for which failure to be year 2000 compliant could have a material and adverse impact upon operations of the Commonwealth. As of January 31, 1999, over 99.9% of the planned mission-critical work items and over 99.8% of the non-mission critical work items were completed. Testing of remediated codes is expected to be completed in mid-1999. The projected cost of the Commonwealth's year 2000 modification work is not believed to be a material amount and is being paid from appropriations from current revenues.

      For more information, see "Investment Policies and Techniques -- Factors Pertaining to Pennsylvania" in the statement of additional information.

When-Issued and Forward Commitment Securities

      The Fund may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction involves risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Fund will be established with its custodian consisting of cash, or other liquid high grade debt securities having a market value at all times, at least equal to the amount of the commitment.

Other Investment Companies

      The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. BlackRock Financial will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition to the extent that the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than BlackRock Financial. The Fund treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

      The Fund may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Fund will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Initial Portfolio Composition

      If current market conditions persist, the Fund expects that approximately 80% of its initial portfolio, after investment of the proceeds of the offering of the Preferred Shares will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by BlackRock Financial (approximately 35% in Aaa/AAA; 25% in A; and 20% in Baa/BBB). BlackRock Financial generally expects to select obligations that may not be redeemed at the option of the issuer for approximately seven to nine years from the date of purchase by the Fund. Subject to market availability, BlackRock Financial currently expects to invest approximately 20% of the Fund's initial portfolio in municipal bonds that are, at the time of investment, either rated below investment grade or that are unrated but judged to be of comparable quality by BlackRock Financial. See "--Investment Objectives and Policies."


                                   RISKS

      Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

INTEREST RATE RISK

      The Fund issues Preferred Shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, Preferred Share rates may rise so that the amount of dividends paid to Preferred Shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Share offering) is available to pay Preferred Share dividends, however, Preferred Share dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay Preferred Share dividends would be impaired. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

AUCTION RISK

      You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. The Fund believes this event is unlikely. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

SECONDARY MARKET RISK

      If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

      While Moody's assign ratings of [   ] to Preferred Shares, the rating
does not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's could downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's downgrades Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares --Asset Maintenance and Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

CREDIT RISK

      Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 20% of its total assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock Financial. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities.

      State Concentration Risk. Because the Fund primarily purchases municipal bonds issued by the Commonwealth of Pennsylvania or county or local government municipalities or their agencies, districts political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Fund is susceptible to political, economic, regulatory and other factors affecting issuers of Pennsylvania municipal bonds. Pennsylvania is a large state with a stable but aging and largely urban population. Pennsylvania is undergoing many of the changes common to Northeastern states, including a shift from a heavy industrial economy to a more diversified industrial and service economy. Agriculture remains an important component of Pennsylvania's economy. Pennsylvania and issuers of municipal bonds in Pennsylvania have experienced many of the economic and other problems associated with Northeastern states, including large indigent urban populations, aging infrastructure, loss of high paying manufacturing jobs, growing healthcare and senior care costs and relatively heavy tax burdens. In addition, intense competition and other factors affecting the healthcare industry in Pennsylvania have resulted in severe financial difficulties for many Pennsylvania healthcare providers. Accordingly, the Fund may be adversely affected by economic, political, regulatory and other factors affecting issuers of municipal bonds in Pennsylvania, such as (for example) governmental policies affecting urban areas and populations; federal funding of infrastructure replacement; third-party reimbursement of healthcare costs; and weather conditions (such as drought) affecting agriculture.

      For a discussion of economic and other conditions in Pennsylvania, see "The Trust's Investments--Municipal Bonds--Risk Factors Relating to Pennsylvania Municipal Bonds."

      Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of BlackRock Financial than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below-investment-grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

      The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

      Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at lower interest rates. A decline in income could affect the common shares' market price or their overall returns.

      Economic Sector Risk. The Fund may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in asset value.

      Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

      "Year 2000" Risk. The Fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the Fund, BlackRock Advisors is currently working to avoid such problems. BlackRock Advisors is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the Fund holds or securities markets generally.


                           MANAGEMENT OF THE FUND

Trustees and Officers

      The board of trustees is responsible for the overall management of the Fund, including supervision of the duties performed by BlackRock Advisors and BlackRock Financial. There are eight trustees of the Fund. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the statement of additional information.

Investment Adviser

      BlackRock Advisors will act as the Fund's investment adviser. BlackRock Advisors, together with its investment advisory subsidiaries, is a global asset management firm with assets of approximately $142 billion under management as of June 30, 1999. BlackRock Advisors has its principal office at 345 Park Avenue, New York, New York 10154. BlackRock Advisors and its subsidiaries constitute the asset management arm of PNC Bank, N.A., and together have over 630 employees. BlackRock Advisors has appointed BlackRock Financial, one of its affiliates, to handle the day-to-day investment management of the Fund. BlackRock Financial was founded in 1988 and provides fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. As of June 30, 1999, BlackRock Financial managed approximately $80 billion in various fixed income sectors, including $8 billion in municipal securities. BlackRock Financial also manages approximately $44 billion in cash or other short term, highly liquid investments, including $4.4 billion in short term municipal securities. BlackRock Advisors has $63 billion in mutual fund assets under management, including two open-end mutual fund families, BlackRock FundsSM and Provident Institutional Funds, 21 publicly traded closed-end funds and several short-term investment funds. Among these products, BlackRock Financial manages 11closed-end, six open-end and six money market municipal funds. In addition, BlackRock Financial manages portfolios of municipal securities for large insurance companies and high net worth individuals.

      Investment Philosophy. BlackRock Financial's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

      BlackRock Financial uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Fund's investment objectives. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock Financial's extensive personnel and technology resources are the key drivers of the investment philosophy.

      BlackRock Financial's Municipal Bond Team. BlackRock Financial uses a team approach to managing municipal portfolios. BlackRock Financial believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

      BlackRock Financial's municipal bond team includes two portfolio managers and six credit research analysts. The team is lead by Kevin M. Klingert, a managing director and portfolio manager at BlackRock Financial. Mr. Klingert is a senior portfolio manager and head of municipal bonds at BlackRock Financial, a position he has held since joining BlackRock Financial in 1991. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining BlackRock Financial, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith which he joined in 1985. Mr. Klingert has primary responsibility for managing client portfolios with a special emphasis on municipal securities. The portfolio management team also includes Craig Kasap. Mr. Kasap has been a portfolio manager at BlackRock Financial for over two years and is a member of BlackRock Financial's Investment Strategy Group. Prior to joining BlackRock Financial in 1997, Mr. Kasap spent three years as a municipal bond trader with Keystone Investments in Boston where he was involved in formulating the firm's municipal bond investment strategies.

      BlackRock Financial's municipal bond portfolio managers are responsible for 25 municipal bond portfolios, valued as of June 30, 1999 at approximately $5.5 billion, plus approximately an additional $2.5 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objectives and constraints, including national funds and state-specific funds. As of June 30, 1999, the team managed 11 closed-end municipal funds with over $3 billion in assets.

      BlackRock Financial's Investment Process. BlackRock Financial has in-depth expertise in the fixed income market. BlackRock Financial applies the same risk-controlled, active sector rotation style (discussed below) to the management process for all of its fixed income portfolios. BlackRock Financial believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock Financial.

      BlackRock Financial's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock Financial believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock Financial thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management (discussed below).

      In the municipal market, BlackRock Financial believes one of the most important determinants of value is supply and demand. BlackRock Financial's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the impact of supply and demand on sectors. BlackRock Financial believes that the breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

      BlackRock Financial also believes that over the long-term, intense credit analysis will add value and avoid significant relative performance impairments. The municipal credit team is led by Susan Heide, Ph.D., who is assisted by five municipal research analysts. Ms. Heide has been managing director responsible for municipal credit research at BlackRock Financial since December 15, 1998. Ms. Heide joined BlackRock Financial in 1993 as a director. The municipal credit team has an average of ten years of experience in municipal credit research.

      BlackRock Financial's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with an issuer-specific, bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The issuer-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock Financial's analytic process focuses on anticipating change in credit trends before market recognition. Credit research is a critical element of BlackRock Financial's municipal process. BlackRock Financial's yield curve management process involves an evaluation of the risk/return trade off for bonds having different durations, and selecting bonds believed to present an attractive yield relative to the degree of interest rate risk involved.

Investment Management Agreement

      Pursuant to an investment management agreement between BlackRock Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by BlackRock Advisors a fee, payable monthly in arrears, at an annual rate equal to .60% of the average weekly value of the Fund's Managed Assets (the "management fee"). The investment management agreement covers both investment advisory and administration services. The Fund will reimburse BlackRock Advisors for all out-of-pocket expenses BlackRock Advisors incurs in connection with performing administrative services for the Fund. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors or BlackRock Financial who devote substantial time to Fund operations or the operations of other investment companies advised by the Fund may be reimbursed to BlackRock Advisors or BlackRock Financial.

      Managed Assets are the total assets of the Fund minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Fund is using leverage, the fee paid to BlackRock Advisors will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage. From the management fee, BlackRock Advisors will pay BlackRock Financial, for serving as sub-adviser, a fee equal to an annual rate of .35% of the average weekly value of the Fund's Managed Assets.

      In addition to the fee of BlackRock Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing expenses, legal fees, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

      For the first nine years of the Fund's operations, BlackRock Advisors has undertaken to waive fees and expenses in the amounts, and for the time periods, set forth below:

           Year Ending     Percentage Waived (as a percentage
           December 31,    of average weekly Managed Assets)

               1999                        .25%
               2000                        .25%
               2001                        .25%
               2002                        .25%
               2003                        .25%
               2004                        .25%
               2005                        .20%
               2006                        .15%
               2007                        .10%
               2008                        .05%

* From the commencement of operations.

      BlackRock Advisors has not undertaken to waive any portion of the Fund's fees and expenses beyond December 31, 2008 or after termination of the investment management agreement.


                      DESCRIPTION OF PREFERRED SHARES

      The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Fund's Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information.

GENERAL

      The Fund's Declaration authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the
issuance of Preferred Shares as follows: Series [ ] -- [   ]. All Preferred
Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

      The Preferred Shares of each series will rank on parity with shares of any other Preferred Shares, and with shares of any other series of preferred shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

      General. The initial Rate Period of Preferred Shares of a particular
series will be a period consisting of [   ] days in the case of Series [ ].
Any Subsequent Rate Period will be a Minimum Rate Period (7 Rate Period
Days), unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See " --Designation of Special Rate Periods" below.

      Dividends on shares of each series of Preferred Shares shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Declaration, including the
Statement, and applicable law, on Preferred Shares, Series [ ], on [    ],
1999, and thereafter on each [     ]; provided, however, that (i) if the
Monday or the Tuesday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be; (ii) if the Wednesday, Thursday or Friday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and (iii) the Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.

      The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

      Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next- day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

      Dividends on shares of each series of Preferred Shares will accumulate from the Date of Original Issue thereof. The dividend rate for Preferred Shares of a particular series for the initial Rate Period for such shares shall be [ ]% per annum for Series [ ]. For each Subsequent Rate Period of Preferred Shares of a particular series, the dividend rate for such shares will be the Applicable Rate for such shares that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for shares of any series of Preferred Shares will not be greater than the Maximum Rate for shares of such series, which is:

      (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

            (A) the dividend rate on shares of such series for the then-ending Rate Period; and

            (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

      (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

      If an Auction for any Subsequent Rate Period of any series of Preferred Shares is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

      If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of Preferred Shares during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 Noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

      If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of Preferred Shares during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below ba3").

      If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of Preferred Shares during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below ba3").

      A failure to pay dividends on or the redemption price of shares of any series of Preferred Shares shall have been cured with respect to any Rate Period thereof if, within the respective time periods described in the Statement, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of Preferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

      Gross-up Payments. Holders of Preferred Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Declaration, including the Statement, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

      If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described below under "The Auction -- Auction Procedures" (a "Taxable Allocation") [solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund,] the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

      If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on Preferred Shares, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

      A "Gross-up Payment" means payment to a holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular Federal, New York State and New York City income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

      Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of Common Shares) in respect of its Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any of Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; (b) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto; and (c) immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the Preferred Shares Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the Preferred Shares.

      Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

      Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent.

REDEMPTION

      Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Declaration, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

      Optional Redemption. Preferred Shares of each series are redeemable, at the option of the Fund:

      (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Declaration, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 500 shares of such series would remain outstanding; (ii) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (iii) the notice establishing a Special Rate Period of shares of such series, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

      (b) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, including the Statement, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

      Notwithstanding the foregoing, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

LIQUIDATION

      Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

      Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

      The Fund is required under Moody's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. To the extent any particular portfolio holding does not satisfy Moody's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and
(b) certain accrued and projected payment obligations of the Fund.

      The Fund is also required under rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the portfolio of the Fund and market conditions as of [ ] 1999, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance on the date thereof of all Preferred Shares offered hereby and giving effect to the deduction
of sales load and offering costs related thereto estimated at $[        ],
would have been computed as follows:

         Value of Fund assets less liabilities        $[          ]
[   ]%    not constituting senior securities     =                    =
        --------------------------------------      -------------------------
        Senior securities representing                $[          ]
        indebtedness plus liquidation value
        of the Preferred Shares.

      In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Redemption -- Mandatory Redemption" above.

      The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's to Preferred Shares.

      As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a nationally recognized statistical rating organization.

      A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's, for rating the Preferred Shares.

VOTING RIGHTS

      Except as otherwise provided in this Prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of Common Shares and any preferred shares (one vote per share) and will vote together with holders of Common Shares and any other preferred shares as a single class.

      In connection with the election of the Fund's trustees, holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's trustees, and the remaining trustees are elected by holders of Common Shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding preferred shares, including Preferred Shares, the number of trustees constituting the Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including shares of Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of preferred shares, including shares of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of preferred shares, including Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of preferred shares have the right to elect in any event), will terminate automatically.

      So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting as a separate class):

                (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of Preferred Shares or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's is not then rating the Preferred Shares, the aggregate liquidation preference of all preferred shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not
          exceed $[     ] or

                (b) amend, alter or repeal the provisions of the Declaration, including the Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of Preferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least [66 %] of the Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

      If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class). The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's to Preferred Shares. Unless a higher percentage is provided for in the Declaration (see "Certain Provisions in the Declaration of Trust"), (A) the affirmative vote of the holders of at least a majority of the preferred shares, including Preferred Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding preferred shares, including Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding preferred shares, including Preferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

      The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


                                THE AUCTION

GENERAL

      The Statement provides that, except as otherwise described herein, the Applicable Rate for the shares of each series of Preferred Shares, for each Rate Period of shares of such series after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date")from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Statement for a more complete description of the Auction process.

      Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

      Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of Preferred Shares.

      The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of [1/4 of 1%] in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

      The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one
Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

      Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

       - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

      - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

            - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

      A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

      A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of Preferred Shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

      The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

      If Sufficient Clearing Bids for shares of a series of Preferred Shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of Preferred Shares do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of Preferred Shares, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

      The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Shares that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

      The Auctions for Preferred Shares, Series [ ] will normally be held
every [    ] and each Subsequent Rate Period of shares of such series will
normally begin on the following [    ].

      Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Fund [shall], in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

      The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

      A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.


                        DESCRIPTION OF COMMON SHARES

      In addition to the Preferred Shares, the Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion rights or rights to cumulative voting. So long as any Preferred Shares are outstanding, the Fund is not permitted to declare dividends on, make any distributions with respect to, or purchase its Common Shares unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on Preferred Shares have been paid.

      The net asset value of the common shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than the last Friday of each week. The Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding shares of preferred shares of the Fund from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

      The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Fund. A substantial portion of the Fund's fixed income investments will be valued utilizing one or more pricing services approved by the board of trustees. Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's board of trustees.


                    CERTAIN PROVISIONS IN THE AGREEMENT
                          AND DECLARATION OF TRUST

      The Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund, which attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the shares.

      In addition, the Declaration requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class of shares and their associates, unless two-thirds of the board of trustees by resolution has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a five percent-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are:

o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

o     the issuance of any securities of the Fund to any Principal
      Shareholder for cash, except pursuant to the Dividend Reinvestment
      Plan;

o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

o the sale, lease or exchange to the Fund or any subsidiary of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

      The board of trustees has determined that provisions with respect to the board of trustees and the 75% voting requirements described above, and the requirements relating to conversion to an open-end trust described below, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.


                        CONVERSION TO OPEN-END FUND

      The Fund may be converted to an open-end investment company at any time by an amendment to the Declaration. The Declaration provides that such an amendment must be approved by the affirmative vote of a majority of trustees then in office and by the holders of two-thirds of the Fund's outstanding shares, including any Preferred Shares, entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment previously was approved, adopted or authorized by at least two-thirds of the total number of trustees) and by the affirmative vote of a majority of preferred shares, including the Preferred Shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, including the Preferred Shares. The board of trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, you should not assume that it is likely that the board of trustees would vote to convert the Fund to an open-end fund.


                        REPURCHASE OF COMMON SHARES

      Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's Common Shares may also trade at a discount to their net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.


                                TAX MATTERS

FEDERAL INCOME TAX MATTERS

      The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any Federal income tax. Substantially all of the Fund's dividends to the Common Shareholders and Preferred Shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the Common Shares and Preferred Shares. The Fund intends to notify Preferred Shareholders in advance if it will allocate to them income that is not exempt from regular Federal income tax. In certain circumstances the Fund will make payments to Preferred Shareholders to offset the tax effects of the taxable distribution. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Gross-Up Payments." The sale or other disposition of Common Shares or Preferred Shares of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss. The Statement of Additional Information contains a more detailed summary of the Federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive. You should consult with your tax adviser about Federal income tax matters.


PENNSYLVANIA TAX MATTERS

      The Fund is not subject to Pennsylvania corporate net income tax or capital stock/franchise tax.

      Distributions to shareholders from interest income derived from Pennsylvania municipal obligations is not subject to Pennsylvania personal income tax, corporate net income tax, or Philadelphia school district investment income tax.

      Distributions to shareholders from gain realized by the Fund from disposition of Pennsylvania municipal obligations are likely to be subject to the Pennsylvania personal income tax and corporate net income tax. Distributions from gain realized on the disposition of Fund assets held for more than six months are not subject to the Philadelphia school district investment income tax.

      Under current Pennsylvania law, shares of the Fund are not subject to any state or local personal property taxes. Shares of the Fund may be subject to Pennsylvania inheritance and estate taxes.

      Shareholders otherwise subject to Pennsylvania capital stock/franchise tax will be required to include the value of Fund shares and income derived from their ownership in determining the "capital stock value" of such shareholder.

      See "Tax Matters--Pennsylvania Tax Matters" in the statement of additional information for additional state tax information.


                                UNDERWRITING

      [Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.


     NAME                                   NUMBER OF SHARES
     ----                                   ----------------






          Total........................


      The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Preferred Shares if they purchase any shares [of such series].

      The underwriters, for whom [         ] is acting as representative,
propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a
concession not in excess of $[     ] per share. The sales load the Fund
will pay of $[     ] per share is equal to [  ]% of the initial offering
price. The underwriters may allow, and such dealers may reallow, a
concession not in excess of $[     ] per share on sales to certain other
dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any referred Shares purchased in the initial public offering on or before
[     ], 1999.

      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makes in a number of such securities, and therefore can be expected to engage in
portfolio transactions with the Fund. [          ] may engage in these
transactions only in compliance with the 1940 Act.

      The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers as set
forth under "The Auction." [             ], one of the underwriters, is an
affiliate of BlackRock Advisors.

      The Fund has agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments to the underwriters may be required to make for any of those liabilities.]


                         CUSTODIAN AND TRANSFER AND
                  DIVIDEND DISBURSING AGENT; AUCTION AGENT

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Trust's Custodian, Transfer Agent and Dividend Disbursing Agent.

      Bankers Trust Company, 4 Albany Street, New York, New York 10006, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of Preferred and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.


                               LEGAL OPINIONS

      Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher &
Flom, LLP, Boston, Massachusetts, and for the Underwriters by [          ].
Skadden, Arps, Slate, Meagher & Flom LLP and [        ] may rely as to
certain matters of Pennsylvania law on the opinion of [          ],
Philadelphia, Pennsylvania].


                           AVAILABLE INFORMATION

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, the 1940 Act and are required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Funds can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

      This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

      Additional information about the Fund and Preferred Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.


                           TABLE OF CONTENTS FOR
                  THE STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page
                                                                         ----
Investment Objectives and Policies.......................................B-2
Investment Policies and Techniques.......................................B-4
Other Investment Policies and Techniques.................................B-15
Management of the Trust .................................................B-17
Portfolio Transaction and Brokerage......................................B-24
Additional Information Concerning Auctions for Preferred Shares..........B-25
Description of Shares....................................................B-27
Repurchase of Common Shares .............................................B-27
Tax Matters..............................................................B-28
Performance Related and Comparative Information..........................B-33
Experts..................................................................B-33
Additional Information...................................................B-33
Report of Independent Auditors...........................................B-34
Financial Statements.....................................................B-34
Statement of Preferences of Municipal Auction Rate Cumulative
  Preferred Shares (App. A)..............................................AA-1
Ratings of Investments (App. B)..........................................BB-1
General Characteristics and Risks of Hedging Transactions (App. C).......CC-1



                                 APPENDIX A


                       TAXABLE EQUIVALENT YIELD TABLE

      The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated Federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yield for a range of hypothetical Federal tax-free yields and tax rates:

                   TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                               TAX FREE YIELD

TAX RATE                    2.50%    3.00%    3.50%    4.00%    4.50%

28.0%....................
31.0%....................
36.0%....................
39.6%....................

* In the table above, the taxable equivalent yields are calculated assuming that the Fund's income dividends are 100% federally tax-free. To the extent the Fund were to invest in federally taxable investments, (which it does not expect to do), its taxable equivalent yield would be lower.





            THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

             MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                        [    ] SHARES SERIES [    ]

                            --------------------

                                 PROSPECTUS

                            --------------------



The information in this statement of additional information is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


              SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 1999

            The BlackRock Pennsylvania Strategic Municipal Trust

                    STATEMENT OF ADDITIONAL INFORMATION

     The BlackRock Pennsylvania Strategic Municipal Trust (the "Fund") is a newly organized, closed-end, non-diversified management investment company. This statement of additional information relating to Preferred Shares does not constitute a prospectus, but should be read in conjunction with the
prospectus relating hereto dated [    ], 1999. This statement of additional
information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.


                             TABLE OF CONTENTS
                                                                         Page
                                                                         ----
Investment Objectives and Policies.......................................B-2
Investment Policies and Techniques.......................................B-4
Other Investment Policies and Techniques.................................B-15
Management of the Fund...................................................B-17
Portfolio Transactions and Brokerage.....................................B-24
Additional Information Concerning the Auctions for Preferred Shares......B-25
Description of Common Shares.............................................B-27
Repurchase of Common Shares..............................................B-27
Tax Matters..............................................................B-28
Experts..................................................................B-33
Additional Information...................................................B-33
Report of Independent Auditors...........................................B-34
Financial Statements.....................................................B-34
Statement of Preferences of Municipal Auction Rate Cumulative
  Preferred Shares (App. A)..............................................AA-1
Ratings of Investments (App. B)..........................................BB-1
General Characteristics and Risks of Hedging Transactions (App. C).......CC-1

This statement of additional information is dated [      ], 1999.



                     INVESTMENT OBJECTIVES AND POLICIES

      The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Preferred Shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing Preferred Shares. The suitability of an investment in Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters." Investment Restrictions

      Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

1. invest 25% or more of the value of its total assets in any one industry provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental users;

2. issue senior securities or borrow money other than as permitted by the Investment Company Act;

3. make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the entry into repurchase agreements;

4. underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

5. purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6. purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

      When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

      For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

      For the purpose of applying the limitation set forth in subparagraph
(1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

      Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

      In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Fund may not:

1. Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder.

3. Purchase securities of companies for the purpose of exercising control.

4. Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

      The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

      In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.


                     INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the prospectus.

Investment in Municipal Bonds

Portfolio Investments

      The Fund will invest primarily in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

      Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on BlackRock Financial's research and analysis when investing in these securities.

      A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

      The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15-30 years, but the dollar average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock Financial's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable temporary investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

      The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

      Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where BlackRock Financial believes the issuer has a strong incentive to continue making appropriations until maturity.

      Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

      In addition to the types of municipal bonds described in the prospectus, the Fund may invest in other securities that pay interest that is or make other distributions that are exempt from regular Federal income tax, regardless of the technical legal structure of the issuer or the instrument. The Fund treats all of such tax-exempt securities as municipal bonds.

Short-Term Investments

Short-Term Taxable Fixed Income Securities

      For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC.

3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. BlackRock Financial monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock Financial does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. BlackRock Financial will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

      Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

      Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

      Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

      While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Risk Factors Pertaining to Pennsylvania

      The following information provides only a brief discussion of certain factors affecting issuers of municipal obligations in Pennsylvania (the "Commonwealth") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various state and local agencies in Pennsylvania. No independent verification has been made of the following information. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on local government obligations in the event of default or financial difficulty.

      As described above, except during temporary defensive periods, the Fund will invest substantially all of its net assets in Pennsylvania municipal obligations. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations or, in the case of conduit obligations, affecting the underlying credit party to the transaction. There can be no assurance that the Commonwealth will not experience a decline in economic conditions or that Pennsylvania municipal obligations purchased by the Trust will not be affected by such a decline.

      General. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania has a diversified economy and is the headquarters for many major corporations. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial and service industry base. This economic readjustment was a direct result of a long-term shift in heavy industrial jobs, investment and workers from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

      Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually. Agribusiness and food-related industries support $39 billion in economic activity annually. Over 51,000 farms form the backbone of the Commonwealth's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

      From 1990 to 1992, non-agricultural employment in the Commonwealth declined 2%. From 1992 to 1998, non-agricultural employment increased 8%. The growth in employment experienced in the Commonwealth during such period is slightly higher than the growth in employment in the Middle Atlantic region of the United States. Non-manufacturing employment in the Commonwealth has increased steadily in recent years to its 1998 level of 82.8% of total non-agricultural Commonwealth employment. Manufacturing, which contributed 17.2% of 1998 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for 32.3% of all nonagricultural employment in the Commonwealth while the trade sector accounted for 22.4%.

      Economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1998, the annual average unemployment rate in the Commonwealth was 4.6%, compared to 4.5% for the United States. As of April 1999, the seasonally adjusted unemployment rate for the Commonwealth was 4.4% and for the United States was 4.3%.

      The population of Pennsylvania experienced a slight increase to approximately 12 million in the period 1989 through 1998, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 79% of the 1990 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth's total population.

      Commonwealth Government Financial Results. The Commonwealth utilizes the fund method of accounting and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation. A relatively high proportion of persons 65 and older in the Commonwealth, court ordered increases in healthcare reimbursement rates and higher correctional program costs place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth's debt burden remains moderate.

      The Constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal year 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 1998, the General Fund had a surplus of $1.96 billion. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated at that date.

      Commonwealth Debt Limits and Outstanding Obligations. The Pennsylvania Constitution permits the issuance by the Commonwealth of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal years of issuance. As of June 30, 1998, the Commonwealth had $4.72 billion of long term general obligation bonds outstanding. All outstanding general obligation bonds of the Commonwealth are currently rated "AA" by S&P and "Aa3" by Moody's.

      Other obligations of the Commonwealth include long-term agreements with public authorities to make lease payments that are in some cases pledged as security for those authorities' revenue bonds, and two pension plans covering state public school and other employees. These pension plans had no unfunded actuarial accrued liability for their fiscal years ended in 1998.

      Commonwealth Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the statutory limited waiver of sovereign immunity in Pennsylvania.

      Commonwealth Year 2000 Planning. A well-established standard in the computer industry governing traditional programming practices is expected to result in many current computer systems being unable to recognize dates beyond the year 1999. As a result, computers worldwide may begin to malfunction by producing erroneous data or failing completely as the year 2000 draws near. The Governor of Pennsylvania has made fixing the year 2000 problem a top priority for Pennsylvania state agencies. At the Governor's direction, Pennsylvania has begun an aggressive program to make its computer systems year 2000-compatible and to identify potential problems with entities outside state government with which the Commonwealth does business or exchanges data.

      An initial assessment of state agencies' computer resources was completed in June 1996. This overview assessment was used to develop the Governor's Year 2000 Action Plan, which tracks state agencies' computer programs through a three-step process of correction, testing, and implementation. Under this action plan, over 46,000 mission-critical and non mission-critical computer programs used by state agencies are scheduled for corrective measures to ensure they will be year 2000-compatible. Mission-critical computer programs are those which impact the health, safety and welfare of the Commonwealth and its citizens, and for which failure to be year 2000 compliant could have a material and adverse impact upon operations of the Commonwealth. As of January 31, 1999, over 99.9% of the planned mission-critical work items and over 99.8% of the non-mission critical work items were completed. Testing of remediated codes is expected to be completed in mid-1999. The projected cost of the Commonwealth's year 2000 modification work is not believed to be a material amount and is being paid from appropriations from current revenues.

      Pennsylvania Agencies. Certain Pennsylvania-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported solely by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth funds through various state-assisted programs. There can be no assurance that assistance of the Commonwealth will be available to these agencies which consist of the following entities: The Delaware River Joint Toll Bridge Commission, Delaware River Port Authority, Pennsylvania Energy Development Authority, Pennsylvania Higher Education Assistance Agency, Pennsylvania Higher Educational Facilities Authority, Pennsylvania Industrial Development Authority, Pennsylvania Infrastructure Investment Authority, the Pennsylvania State Public School Building Authority, the Pennsylvania Turnpike Commission, the Pennsylvania Economic Development Financing Authority and the Philadelphia Regional Port Authority.

      Debt of Political Subdivisions and their Authorities. The ability of Pennsylvania's political subdivisions, such as counties, cities, townships and school districts, to engage in general obligation borrowing without electorate approval is generally limited by their recent revenue collection experience although generally such subdivisions can levy real property taxes unlimited as to rate or amount to repay general obligation borrowings. Recent legislation authorizes these subdivisions to engage in general obligation borrowings without limit as to principal amount to fund unfunded accrued pension liabilities.

      Political subdivisions can issue revenue obligations, such as water or sewer revenue bonds, which will not affect their general obligation borrowing capacity, but only if such revenue obligations are either limited as to repayment from a certain type of revenue other than tax revenues or projected to be repaid solely from project revenues.

      Industrial development and municipal authorities, although created by political subdivisions, only can issue obligations payable solely from the revenues derived from the financed project. These authorities may issue bonds to finance a wide variety of projects, including airports, prisons, hospitals, housing, solid waste disposal facilities and water, sewer and gas facilities. If the user of the project is a political subdivision, that subdivision's full faith and credit may back the repayment of the obligations of the industrial development or municipal authority. Often the user of the project is a nongovernmental entity, such as a not-for-profit hospital or university, a public utility or an industrial corporation. If the user of the project is a non-profit or business enterprise, the obligation of the industrial development or municipal authority will typically be paid only by the non-profit or business user, without recourse to the industrial development or municipal authority. Various factors may affect the operations and financial results of the projects financed with revenue bonds, and there can be no assurance that the pledge, if any, of revenues or property financed with such bonds will be adequate. Factors affecting the business of the user of the project, such as managed care, increased competition and governmental efforts to control health care costs (in the case of hospitals), declining enrollment and reductions in governmental financial assistance (in the case of universities), increasing capital and operating costs, competition and deregulation (in the case of public utilities) and labor problems, rising costs and economic slowdowns (in the case of industrial corporations) may adversely affect the ability of the project user to pay the debt service on revenue bonds issued on its behalf.

      Many factors affect the financial condition of the Commonwealth and its counties, cities, school districts and other political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. As is the case with many states and cities, many of the programs of the Commonwealth and its political subdivisions, particularly human services programs, depend in part upon federal reimbursements which have been steadily declining. From time to time, the Commonwealth and various of its political subdivisions (including particularly the Cities of Philadelphia, Pittsburgh and Scranton) have encountered financial difficulty due to slowdowns in the pace of economic activity in the Commonwealth and to other factors. In addition, nongovernmental entities such as Pennsylvania not-for-profit health care providers which rely on municipal bonds as a source of capital have encountered financial difficulties from time to time. In recent years hospitals in the Philadelphia and Pittsburgh metropolitan areas and elsewhere in Pennsylvania have encountered severe financial difficulties resulting in some cases in bankruptcies and defaults on municipal bonds issued for the benefit of such hospitals. The Fund is unable to predict what effect, if any, such factors could have on the Fund's investments.

      City of Philadelphia. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth with an estimated population of nearly 1.6 million according to the 1990 census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City. In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowered PICA to issue notes and bonds on behalf of Philadelphia, and also authorized Philadelphia to levy a one-percent sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation that created PICA, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. As of April 15, 1999, PICA had outstanding approximately $1.05 billion of its Special Tax Revenue Bonds. The financial assistance that PICA has provided has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted.

      The audited General Fund balance of the City as of June 30, 1996, 1997 and 1998 showed a surplus of approximately $118.5 million, $128.8 million and $169.2 million, respectively. S&P's rating of Philadelphia's general obligation bonds is currently "BBB." Moody's rating is currently "Baa2."

Duration Management and Other Management Techniques

      The Fund may use a variety of other investment management techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Fund to use them successfully will depend on BlackRock Financial's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Fund that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid high grade assets or offsetting transactions, the Fund and BlackRock Financial believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the Commodity Futures Trading Commission (the "CFTC") have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."

      Interest Rate Transactions. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

      The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

      Futures Contracts and Options on Futures Contracts. The Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Fund is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Fund's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

      Calls on Securities Indices and Futures Contracts. The Fund may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Fund's obligations pursuant to such instruments.

      Puts on Securities, Indices and Futures Contracts. The Fund may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on municipal bonds, indices or futures contracts on such securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

      Appendix C contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Fund's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used.

      Certain provisions of the Internal Revenue Code of 1986 may restrict or affect the ability of the Fund to engage in Additional Investment Management Techniques. See "Tax Matters."

Short Sales

      The Fund may make short sales of municipal bonds. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

      When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


                  OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

      Certain of the Fund's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

      The Fund may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

      Although it has no present intention of doing so, the Fund reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies--Investment Limitations." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of shares of the Fund. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net assets, market value and income available for distribution.

Reverse Repurchase Agreements

      The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein and in the prospectus. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

      If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

      As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and Preferred Shares. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock Financial, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. BlackRock Financial will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

      The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Lending of Securities

      The Fund may lend its portfolio securities to brokers, dealers and other financial institutions that meet certain creditworthiness standards. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's board of trustees.

      The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


                           MANAGEMENT OF THE FUND

Investment Advisory Agreement

      Although BlackRock Advisors intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

      The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Fund or any of the Fund's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

      The investment management agreement was approved by the Fund's board of trustees, on August 19, 1999, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The investment management agreement was approved by the sole common shareholder of the Fund on August 23, 1999. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's board of trustees or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the agreement or interested persons (as such term is defined in the Investment Company
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's board of trustees or a majority of the outstanding voting securities of the Fund or by BlackRock Advisors, on 60 days' written notice by either party to the other. The advisory agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

      The Fund's management has agreed to reduce expenses over the first nine years by waiving certain fees. This may enable the Fund to pay higher share dividends, even though the Fund will have a lower net asset value than a no-load fund. The Fund expects that, for the first five years of operation, its expenses will be lower than those of many comparable funds, allowing investors to receive a larger portion of the Fund's income.

Sub-Investment Advisory Agreement

      BlackRock Financial is a wholly-owned subsidiary of BlackRock Advisors. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial, one of its affiliates, to handle the day-to-day investment management of the Fund. BlackRock Financial will receive a portion of the advisory fee paid by the Fund to BlackRock Advisors. From the management fee, BlackRock Advisors will pay BlackRock Financial, for serving as sub-adviser, a fee equal to an annual rate of .35% of the average weekly value of the Fund's Managed Assets.

      The sub-investment advisory agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or disregard of its obligations thereunder, BlackRock Financial is not liable to the Fund or any of the Fund's shareholders for any act or omission by BlackRock Financial in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides indemnification by the Fund of BlackRock Financial, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

      Although BlackRock Financial intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of BlackRock Financial are not exclusive and BlackRock Financial provides similar services to other investment companies and other clients and may engage in other activities.

      The sub-investment advisory agreement was approved by the Fund's board of trustees on August 19, 1999, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The sub-investment advisory agreement was approved by the sole common shareholder of the Fund on August 23, 1999. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's board of trustees or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees, who are not parties to such Agreement for interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's board of trustees or a majority of the outstanding voting securities of the Fund or by BlackRock Advisors or by BlackRock Financial, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will terminate automatically upon any termination of the investment advisory agreement between the Fund and BlackRock Advisors. The sub-investment advisory agreement will terminate automatically upon any termination of the investment advisory agreement between the Fund and BlackRock Advisors. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

      The officers of the Fund manage its day to day operations. The officers are directly responsible to the Fund's board of trustees which sets broad policies for the Fund and chooses its officers. The following is a list of the trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Fund (as defined in the Investment Company Act) are denoted by an asterisk (*). The business address of the Fund, BlackRock Advisors, BlackRock Financial and their board members and officers is 345 Park Avenue, New York, New York 10154, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment adviser.

                                      Principal Occupation During the
  Name and Address          Title     Past Five Years and Other Affiliations
  ----------------          -----     --------------------------------------
Andrew F. Brimmer           Trustee   President of Brimmer & Company, Inc.,
4400 MacArthur Blvd., N.W.            a Washington, D.C.-based economic and
Suite 302                             financial consulting firm. Director of
Washington, DC  20007                 AirBorne Express, CarrAmerica Realty
Age:  72                              Corporation and Borg-Warner
                                      Automotive. Formerly member of the
                                      Board of Governors of the Federal
                                      Reserve System. Formerly Director of
                                      BankAmerica Corporation (Bank of
                                      America), BellSouth Corporation,
                                      College Retirement Equities Fund
                                      (Trustee), Commodity Exchange, Inc.
                                      (Public Governor), Connecticut Mutual
                                      Life Insurance Company, E.I. du Pont
                                      de Nemours & Company, Electronic
                                      Realty Associates, Equitable Life
                                      Assurance Society of the United
                                      States, Gannett Company (publishing),
                                      MNC Financial Corporation (American
                                      Security Bank), NMC Capital
                                      Management, Navistar International
                                      Corporation (truck manufacturing) and
                                      UAL Corporation (United Airlines).

Richard E. Cavanagh         Trustee   President and Chief Executive Officer
845 Third Avenue                      of The Conference Board, Inc., a
New York, NY  10022                   leading global business membership
Age:  52                              organization from 1995-present. Former
                                      Executive Dean of the John F. Kennedy
                                      School of Government at Harvard
                                      University from 1988-1995. Acting
                                      Director, Harvard Center for Business
                                      and Government (1991- 1993). Formerly
                                      Partner (principal) of McKinsey &
                                      Company, Inc. (1980-1988). Former
                                      Executive Director of Federal Cash
                                      Management, White House Office of
                                      Management and Budget (1977-1979).
                                      Co-author, THE WINNING PERFORMANCE
                                      (best selling management book
                                      published in 13 national editions).
                                      Trustee, Wesleyan University, Drucker
                                      Foundation and Educational Testing
                                      Services (ETS). Director, Arch
                                      Chemicals (chemicals), Fremont Group
                                      (investments) and The Guardian Life
                                      Insurance Company of America
                                      (insurance).

Kent Dixon                  Trustee   Consultant/Investor. Former President
9495 Blind Pass Road                  and Chief Executive Officer of Empire
Unit #602                             Federal Savings Bank of America and
St. Petersburg, FL  33706             Banc PLUS Savings Association, former
Age:  61                              Chairman of the Board, President and
                                      Chief Executive Officer of Northeast
                                      Savings. Former Director of ISFA (the
                                      owner of INVEST, a national securities
                                      brokerage service designed for banks
                                      and thrift institutions)

Frank J. Fabozz             Trustee   Consultant. Editor of THE JOURNAL OF
858 Tower View Circle                 PORTFOLIO MANAGEMENT and Adjunct
New Hope, PA  18938                   Professor of Finance at the School of
Age:  50                              Management at Yale University.
                                      Director, Guardian Mutual Trusts
                                      Group. Author and editor of several
                                      books on fixed income portfolio
                                      management. Visiting Professor of
                                      Finance and Accounting at the Sloan
                                      School of Management, Massachusetts
                                      Institute of Technology from 1986 to
                                      August 1992 .

Laurence D. Fink*           Trustee   Chairman and Chief Executive Officer
Age:  45                              of BlackRock Financial Management,
                                      Inc. since March 1998. Formerly a
                                      Managing Director of The First Boston
                                      Corporation, member of its Management
                                      Committee, co-head of its Taxable
                                      Fixed Income Division and head of its
                                      Mortgage and Real Estate Products
                                      Group (December 1980-March 1988).
                                      Currently, Chairman of the Board and
                                      Director of each of BlackRock
                                      Financial's Trusts and Anthracite
                                      Capital, Inc. and as Director of
                                      BlackRock Trust Investors I, BlackRock
                                      Trust Investors II, BlackRock Trust
                                      Investors III, BlackRock Asset
                                      Investors and BlackRock MQE Investors
                                      Trustee of New York University Medical
                                      Center, Dwight Englewood School,
                                      National Outdoor Leadership School and
                                      Phoenix House. A Director of VIMRx
                                      Pharmaceuticals, Inc. and Innovir
                                      Laboratories, Inc.


James Clayburn LaForce, Jr.  Trustee  Dean Emeritus of The John E. Anderson
P.O. Box 1595                         Graduate School of Management,
Pauma Valley, CA  92061               University of California since July 1,
Age:  69                              1993. Director, Imperial Credit
                                      Industries (mortgage banking), Jacobs
                                      Engineering Group, Inc., Rockwell
                                      International Corporation, Payden &
                                      Rygel Investment Trust (mutual trust),
                                      Provident Investment Counsel Trusts
                                      (investment companies), Timken Company
                                      (roller bearing and steel) and Motor
                                      Cargo Industries (transportation).
                                      Acting Dean of The School of Business,
                                      Hong Kong University of Science and
                                      Technology 1990-1993. From 1978 to
                                      September 1993, Dean of The John E.
                                      Anderson Graduate School of
                                      Management, University of California.


Walter F. Mondale           Trustee   Partner, Dorsey & Whitney, a law firm
220 South Sixth Street                (December 1996-present, September
Minneapolis, MN  55402                1987-August 1993). Formerly U.S.
Age:  70                              Ambassador to Japan (1993-1996).
                                      Formerly Vice President of the United
                                      States, U.S. Senator and Attorney
                                      General of the State of Minnesota.
                                      1984 Democratic Nominee for President
                                      of the United States.

Ralph L. Schlosstein*      Trustee    President of BlackRock Financial since
Age:  47                   and        and March 1988. Formerly a Managing
                           President  President Director of Lehman Brothers,
                                      Inc. and co-head of its Mortgage and
                                      Savings Institutional Group. Currently
                                      President of each of the closed-end
                                      funds in which BlackRock Financial
                                      acts as investment adviser. Trustee of
                                      Denison University and New Visions for
                                      Public Education in New York City. A
                                      Director of the Pulte Corporation and
                                      a member of the Visiting Board of
                                      Overseers of the John F. Kennedy
                                      School of Government at Harvard
                                      University.

Keith T. Anderson          Vice       Managing Director of BlackRock
Age:  39                   President  Financial since April 1988. From
                                      February 1987 to April 1988, Vice
                                      President at The First Boston
                                      Corporation in the Fixed Income
                                      Research Department. Previously Vice
                                      President and Senior Portfolio Manager
                                      at Criterion Investment Management
                                      Company (now Nicholas-Applegate).

Henry Gabbay               Treasurer  Managing Director and Chief Operating
Age:  51                              Officer of BlackRock Financial since
                                      February 1989. From September 1984 to
                                      February 1989, Vice President at The
                                      First Boston Corporation.

Robert S. Kapito           Vice       Managing Director and Vice Chairman of
Age:  41                   President  BlackRock Financial since March 1988.
                                      Formerly Vice President at The First
                                      Boston Corporation in the Mortgage
                                      Products Group (from December 1985 to
                                      March 1988).

James Kong                 Assistant  Managing Director of BlackRock
Age:  38                   Treasurer  Financial since January 1991. From
                                      April 1987 to April 1989, Assistant
                                      Vice President at The First Boston
                                      Corporation in the CMO/ABO
                                      Administration Department. Previously
                                      affiliated with Deloitte Haskins &
                                      Sells (now Deloitte & Touche LLP).

Karen H. Sabath            Secretary  Managing Director of BlackRock
Age:  34                              Financial since August 1988. From June
                                      1986 to July 1988, Associate at The
                                      First Boston Corporation in the
                                      Mortgage Finance Department. From
                                      August 1988 to December 1992,
                                      Associate Vice President of BlackRock
                                      Advisors.

Michael C. Huebsch         Vice       Managing Director of the Adviser since
Age:  40                   President  January 1989. From July 1985 to
                                      January 1989, Vice President at The
                                      First Boston Corporation in the Fixed
                                      Income Research Department.

Kevin Klingert             Vice       Managing Director of the Adviser since
Age:  36                   President  October 1991. From March 1985 to
                                      October 1991, Assistant Vice President
                                      at Merrill Lynch, Pierce, Fenner &
                                      Smith in the Unit Investment Trust
                                      Department.

Richard Shea, Esq.         Vice       Director of BlackRock Financial since:
Age:  39                   President  February 1993. From December 1988 to
                           /Tax       Tax February 1993, Associate Vice
                                      President and Tax Counsel at
                                      Prudential Securities Incorporated.
                                      From August 1984 to December 1988,
                                      Senior Tax Specialist at Laventhol &
                                      Horwath.

      As of [     ], 1999, no person is known to the Fund to own of record
or beneficially 5% or more of the outstanding Common Shares or Preferred Shares, except Cede & Co., Bowling Green Station, P.O. Box 20, New York, NY 10274-0020, which owned [ ]% of the outstanding Common Shares.

      Laurence D. Fink and Ralph L. Schlosstein serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees except as otherwise set forth in the Declaration.

      The Fund has an Audit Committee consisting of those Trustees who are not interested persons of BlackRock Advisors or BlackRock Financial.

      At the next annual meeting, holders of preferred shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class.

      No officer or employee of the Fund receives any compensation from the Fund for serving as an officer or trustee of the Fund. The Fund pays each trustee who is not an "interested person" of the Fund (as defined in the Investment Company Act) $6,000 per year plus $1,500 per board meeting attended in person or by telephone for travel and out-of-pocket expenses.

The aggregate estimated compensation received by each current trustee of the Fund for the fiscal year ending December 31, 1999 and the aggregate estimated compensation to be received by each current trustee of the BlackRock family of funds for the fiscal year ending December 31, 1999 as a whole are estimated as follows:

                                                          Estimated Total
                                1999 Estimated          Compensation from the
                             Aggregate Compensation     Fund and Fund Complex
Name of Board Member              From Fund             Paid to Board Member*
--------------------         ----------------------     ---------------------
Andrew R. Brimmer                  $ 6,000                   $ 160,000
Richard E. Cavanagh                $ 6,000                   $ 160,000
Kent Dixon                         $ 6,000                   $ 160,000
Frank J. Fabozzi                   $ 6,000                   $ 160,000
Laurence D. Fink                   $     0                   $       0
James Clayburn LaForce, Jr.        $ 6,000                   $ 160,000
Ralph L. Schlosstein               $     0                   $       0
Walter F. Mondale                  $ 6,000                   $ 160,000

o The BlackRock family of funds consists of 21 closed-end funds. Total compensation from the Fund and fund complex paid to each board member is capped at $160,000; Trustee fees paid by the Fund are reduced based on the Fund's relative net asset value in the event that the cap is applicable.


                    PORTFOLIO TRANSACTIONS AND BROKERAGE

      BlackRock Financial is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

      BlackRock Financial is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. BlackRock Financial's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of BlackRock Financial, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Fund. However, it is not the policy of BlackRock Financial, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

      BlackRock Financial is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by BlackRock Financial, and does not reduce BlackRock Financial's normal research activities in rendering investment advice. It is possible that BlackRock Financial's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

      One or more of the other investment companies or accounts which BlackRock Financial manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by BlackRock Financial in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's board of trustees that this advantage, when combined with the other benefits available due to BlackRock Financial's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      Although the investment management agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                     ADDITIONAL INFORMATION CONCERNING
                     THE AUCTIONS FOR PREFERRED SHARES

GENERAL

      AUCTION AGENCY AGREEMENT. The Fund [has entered into] an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares. See "Broker-Dealers" below.

      SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of Preferred Shares--Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

      DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

      The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

      The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

      The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

      The Auction Agent after each Auction for shares of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of [1/4 of 1%] in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

      The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one
Broker-Dealer Agreement is in effect after such termination.

      The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.


                        DESCRIPTION OF COMMON SHARES

      A description of the Common Shares is contained in the Prospectus. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


                        REPURCHASE OF COMMON SHARES

      The Fund is a closed-end investment company and as such its common shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The board of trustees may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

      Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the purchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's board of trustees would have to comply with the Securities Exchange Act of 1934 and the Investment Company Act and the rules and regulations under each of those Acts.

      Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986 (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or
(3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on any national securities exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or Pennsylvania banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the Preferred Shares.

      Before deciding whether to take any action if the common shares trade below net asset value, the Fund's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the board of trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                TAX MATTERS

Federal Income Tax Matters

      The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company and to satisfy conditions which enable dividends on Common Shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the alternative minimum tax.

      To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issue, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the prospectus. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

      The Fund intends to qualify to pay "exempt-interest" dividends on its Common Shares and shares of Preferred Shares as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of municipal bonds, the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from Federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" municipal lease obligations will be excludable from gross income for Federal income tax purposes. See "Investment Policies and Techniques" above. Gains of the Fund that are attributable to market discount on certain municipal obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned Common Shares or Preferred Shares of the Fund. The amount of taxable income allocable to the Fund's Preferred Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gains or other taxable income, the Fund anticipates that all other dividends paid on shares of its Preferred Shares will constitute exempt-interest dividends for Federal income tax purposes. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

      The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gains and other taxable income, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund [will,] in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gains or other income taxable for Federal income tax purposes to be included in any dividend on shares of its Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend. If, (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of Preferred Shares without having given advance notice thereof to the Auction Agent [as required by the Statement solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its Preferred Shares or the liquidation of the Fund] or (b) in the case of any Special Rate Period of more than 28 Rate Period days, the Fund allocates any net capital gains or other taxable income for Federal income tax purposes to its Preferred Shares without having given advance notice thereof as described above, the Fund will make certain payments to owners of its Preferred Shares to which such allocation was made to offset the Federal income tax effect thereof as described under "Description of Preferred Shares--Dividends and Dividend Periods--Gross-up Payments" in the Prospectus.

      In order for any distributions to owners of the Fund's Preferred Shares to be eligible to be treated as exempt-interest dividends, such Preferred Shares must be treated as stock for Federal income tax purposes.

      If at any time when the Fund's Preferred Shares are outstanding the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares--Dividends and Dividend Periods--Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem its shares of Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

      The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

      The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person." The Fund may, at its option, redeem its Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's common shares ownership of the Fund will be taken into account.

      Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gains. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gains and gain from the sale or other disposition of the shares of Preferred Shares generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

      Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

      The sale or other disposition of Common Shares or Preferred Shares of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

      Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to municipal obligations subject to the Federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

      Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

      The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

      The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

      The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the Federal income tax consequences of purchasing, building and dispersing of Fund shares.

Pennsylvania Tax Matters

      [The following is based upon the advice of                        .]

      [Due to the pendency of litigation involving the constitutionality of personal property taxes heretofore in effect, none are currently imposed in Pennsylvania. In the event enforcement of the personal property tax is resumed under current law shares of the Fund are not subject to any of the personal property taxes to the extent of that proportion of the Fund represented by Pennsylvania municipal obligations. The taxes referred to above include the county personal property tax, and the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh and by the City of Pittsburgh. Shares of the Fund may be taxable under the Pennsylvania inheritance and estate taxes.]

      [The proportion of interest income representing interest income from Pennsylvania municipal obligations distributable to shareholders of the Fund is not taxable under the Pennsylvania personal income tax or under the corporate net income tax, nor will such interest be taxable under the Philadelphia school district investment income tax imposed on Philadelphia resident individuals.]

      [Distributions to shareholders from gain realized by the Fund from the disposition (whether by sale, exchange, redemption or payment at maturity) of a Pennsylvania municipal obligation issued on or after February 1, 1994 are taxable under the Pennsylvania personal income tax and corporate net income tax. With respect to obligations issued before February 1, 1994, gains distributed to shareholders are arguably exempt from the above referenced taxes, but the law does not so clearly provide. Any distribution to shareholders from gain realized on the disposition of Fund assets held for more than six months are not subject to the Philadelphia school district investment income tax.]

      [If a shareholder is a business subject to the Pennsylvania capital stock/franchise tax, the value of shares of shares of the Fund by such shareholder and income derived from their ownership may be taken into account in determining the "capital stock value" of such shareholder.]

      [The foregoing is a general, abbreviated summary of certain of the provisions of Pennsylvania statutes and administrative interpretations presently in effect governing the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania tax matters.]


                                  EXPERTS

      The Statement of Assets and Liabilities of the Trust as of August 19, 1999 and statement of operations for the period then ended appearing in
this statement of additional information has been audited by [          ],
independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon
the authority of such firm as experts in accounting and auditing. [      ],
located at [                 ], Boston, Massachusetts, provides auditing
services to the Trust.


                           ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.


                        INDEPENDENT AUDITORS' REPORT

      To the Trustees and Shareholders of The BlackRock Pennsylvania Strategic Municipal Trust.

      We have audited the accompanying statement of assets and liabilities of The BlackRock Pennsylvania Strategic Municipal Trust (the Fund) as of August 19, 1999, and the related statement of operations for the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of The BlackRock Pennsylvania Strategic Municipal Trust as of August 19, 1999, and the results of its operations for the period then ended in conformity with generally accepted accounting principles.

[                      ]

Boston, Massachusetts
August 20, 1999





THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST STATEMENT OF
ASSETS AND LIABILITIES
AUGUST 19, 1999


ASSETS:

Cash                                                         $100,003
Receivable from Investment Adviser (Note 3)                    25,000
                                                              -------
Total Assets                                                  125,003
                                                              =======
LIABILITIES:

Organization costs payable                                   (25,000)
                                                             --------
Net Assets                                                   $100,003
                                                             ========
Net assets per share, equivalent to 6,981 shares
of beneficial interest issued and outstanding,
par value $0.001, unlimited shares authorized                  $14.33
                                                               ======

STATEMENT OF OPERATIONS
For the period June 30, 1999 (inception) to
August 19, 1999

Investment Income                                                   -
Expenses
Organization expenses                                          25,000
Total expenses before reimbursement
Reimbursement from BlackRock Advisors, Inc. (Note 3)           25,000
Total expenses after reimbursement                                  -
Net investment income                                               -
Net change in net assets resulting from operations                  -
                                                               ======


Note 1.   Organization

The BlackRock Pennsylvania Strategic Municipal Trust (the "Fund") was organized as a Delaware business Fund on June 30, 1999 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund has had no operations other than the sale to BlackRock Advisors, Inc. of 6,981 shares of beneficial interest for $100,003.

Note 2.   Agreements

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Fund will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Advisory Fee") at an annual rate of 0.60% of the average weekly value of the Fund's Managed Assets. From such Investment Advisory Fee, BlackRock Advisors, Inc. will pay BlackRock for serving as sub-adviser, a fee equal to an annual rate of 0.35% of the average weekly value of the Fund's Managed Assets.

BlackRock Advisors, Inc. has undertaken to waive receipt of a portion of fees or other payments from the Fund to which it is entitled in the amounts, and for the time periods, set forth below:

                                 Percentage waived (as a percentage
     Year Ending December 31,    of average weekly Managed Assets)

               1999*                          25%
               2000                           25%
               2001                           25%
               2002                           25%
               2003                           25%
               2004                           25%
               2005                           20%
               2006                           15%
               2007                           10%
               2008                            5%

* From the commencement of operations.


BlackRock Advisors, Inc. has not undertaken to waive any amount after December 31, 2008.

Note 3.   Organization and Offering Costs

Organization Expenses of $25,000 will be reimbursed by BlackRock Advisors, Inc. Offering Costs, limited to $0.03 per share, will be charged to capital upon the sale of shares of beneficial interest. Offering costs in excess of $0.03 per share will be reimbursed by BlackRock Advisors, Inc.


STATEMENT OF NET ASSETS (UNAUDITED)
[                   ], 1999


ASSETS

Investments in municipal securities, at market value             $ [      ]
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value              [      ]
Receivables:
      Fund Manager
      Interest                                                     [      ]
      Investments Sold                                             [      ]
Other Assets                                                       [      ]
      Total assets                                                 [      ]

LIABILITIES

Payable for investments purchased                                  [      ]
Other expenses                                                     [      ]
      Total liabilities                                            [      ]

Net assets                                                         [      ]
Common Shares outstanding                                          [      ]
Net asset value per common share outstanding (net assets
   divided by shares outstanding)                                  [      ]


STATEMENT OF OPERATIONS (UNAUDITED)
For the Period [                 ], 1999 (commencement
of operations) through  [                 ], 1999


INVESTMENT INCOME

EXPENSES

Management fees
Shareholders' servicing agent fees and expenses
Custodian's fees and expenses
Trustees' fees and expenses
Professional fees
Shareholders' reports - printing and mailing expenses
Stock exchange listing fees
Investor relations expense
Other expenses

Total expenses before expense reimbursement

INVESTMENT INCOME

Expense reimbursement
Net expenses

Net Investment Income


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS

Net realized gain (loss) from investment transactions
Net change in unrealized appreciation or depreciation of investments

Net gain (loss) from investments

Net increase (decrease) in net assets from operations


STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period [        ] , 1999 (commencement of
operations) through [         ] , 1999


OPERATIONS

Net investment income
Net realized gain (loss) from investment transactions
Net change in unrealized appreciation or depreciation of investments

Net increase (decrease) in net assets from operations

CAPITAL SHARE TRANSACTIONS

Net proceeds from sale of Common shares
Net increase in net assets
Net assets at beginning of period

Net assets at end of period

Balance of undistributed net investment income at end of period


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

[TO COME]


                            FINANCIAL HIGHLIGHTS
                                (UNAUDITED)





PORTFOLIO OF INVESTMENTS (UNAUDITED)

[                  ] , 1999



Principal                              Option Call               Market
Amount       Description               Provisions*   Ratings**   Value

$                                                                $

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**    Ratings: Using the higher of Standard & Poor's or Moody's rating.




                                 APPENDIX A



                                  FORM OF

            THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                        STATEMENT OF PREFERENCES OF
             MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                            ("PREFERRED SHARES")





                               TABLE OF CONTENTS


Definitions................................................................3

Part I....................................................................15

1.    Number of Authorized Shares.........................................15
2.    Dividends...........................................................15
3.    Gross-up Payments...................................................18
4.    Designation of Special Rate Periods.................................20
5.    Voting Rights.......................................................21
6.    1940 Act Preferred Shares Asset Coverage............................25
7.    Preferred Shares Basic Maintenance Amount...........................26
8.    [Reserved]..........................................................27
9.    Restrictions on Dividends and Other Distributions...................27
10.   Rating Agency Restrictions..........................................28
11.   Redemption..........................................................29
12.   Liquidation Rights..................................................32
13.   Miscellaneous.......................................................33

Part II...................................................................35

1.    Orders..............................................................35
2.    Submission of Orders by Broker-dealers to Auction Agent.............36
3.    Determination of Sufficient Clearing Bids, Winning Bid
        Rate and Applicable Rate..........................................38
4.    Acceptance and Rejection of Submitted Bids and Submitted
        Sell Orders and Allocation of Shares..............................39
5.    Notification of Allocations.........................................42
6.    Auction Agent.......................................................42
7.    Transfer of Preferred Shares........................................42
8.    Global Certificate..................................................43

Appendix A.............................................................AAA-1




            The BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST, a Delaware business trust (the "Trust"), certifies that:

            First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust's Agreement and Declaration of Trust (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust's authorized Preferred Shares liquidation preference [$ ] per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

            Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of Preferred Shares described in
Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of Preferred Shares, and shares of all such series being referred to herein individually as a Preferred Share and collectively as Preferred Shares).


                                DEFINITIONS

            Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      (a) "AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of
(1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

      (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

      (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

      (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

      (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RAN's), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

      (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of this Statement.

      (g) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

      (h) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      (i) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

      (j) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

      (k) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

      (l) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

      (m) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

      (n) "BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

      (o) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

      (p) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

      (q) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

      (r) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

      (s) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

      (t) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

      (u) "CODE" means the Internal Revenue Code of 1986, as amended.

      (v)  "COMMERCIAL PAPER DEALERS" shall mean [       ] ,      [     ]
and [          ] or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

      (w) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

      (x) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

      (y) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.

      (z) "DECLARATION" shall have the meaning specified on the first page of this Statement.

      (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-l+ or SP-l+ by S&P, except that, for purposes of subparagraph (a) (v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

      (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

      (cc)  [RESERVED]

      (dd)  [RESERVED]

      (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of
Section 2 of Part I of this Statement.

      (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

      (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

      (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

      (jj) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

      (kk) "HOLDER," with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

      (ll) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

      (mm) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

      (nn) "INITIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

      (oo) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

      (pp) "ISSUE TYPE CATEGORY," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

      (qq) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

      (rr) "LATE CHARGE" shall have the meaning specified in subparagraph
(e) (1) (B) of Section 2 of Part I of this Statement.

      (ss) "LIQUIDATION PREFERENCE," with respect to a given number of Preferred Shares, means [$ ] times that number.

      (tt) "MARKET VALUE" of any asset of the Trust shall mean the market value thereof determined by one or more independent pricing services (the "Service") approved by the Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers; provided that short-term investments having a remaining maturity of 60 days or less are valued at amortized cost. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by the Service, are valued at fair value as determined in good faith by the Board of Trustees.

      (uu) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

      (vv) "MAXIMUM RATE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

      (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                        (A) the dividend rate on shares of such series for
                  the then-ending Rate Period; and

                        (B) the product of (1) the higher of (x) the
                  Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

      (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

      (ww)  [RESERVED]

      (xx) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of [7] Rate Period Days.

      (yy) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

      (zz)  "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

      (aaa)  "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of Appendix A hereto.

      (bbb) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

      (ccc) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

           FEDERAL TAX RATE INCREASE    VOLATILITY FACTOR
           -------------------------    -----------------
                        5%                   295%
                       10%                   317%
                       15%                   341%
                       20%                   369%
                       25%                   400%
                       30%                   436%
                       35%                   477%
                       40%                   525%

      (ddd) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular
Federal income tax and in which the Trust may invest consistent with the investment policies and restrictions contained in its registration
statement on Form N-2 (333-    ), ("Registration Statement"), as the same may
be amended from time to time.

      (eee) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

      (fff) "1940 ACT CURE DATE," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by
Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

      (ggg) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

      (hhh) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of this Statement.

      (iii) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

      (jjj) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

      (kkk) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

      (lll) "OTHER ISSUES," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

      (mmm) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

      (nnn) "PERMANENT INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

      (ooo) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

      (ppp) "PORTFOLIO INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

      (qqq) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

      (rrr) "POTENTIAL HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

      (sss) "PREFERRED SHARES" shall have the meaning set forth on the first page of this Statement.

      (ttt) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $[the liquidation preference] (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation
Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to
Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust's Maximum Potential Gross-up Payment Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of
Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) (i.e. for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rated SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of the (i)(A) through (i)(F) become payable, otherwise S&P's Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F).

      (uuu) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

      (vvv) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

      (www) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

      (xxx) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.

      (yyy) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period, and any Transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

      (zzz) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

      (aaaa) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and
(ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

      (bbbb) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

      (cccc) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

      (dddd) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

      (eeee) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

      (ffff) "S&P DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

      (gggg) "S&P ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of Appendix A hereto.

      (hhhh) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Trust has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

      (iiii) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

      (jjjj) "SECONDARY MARKET INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

      (kkkk) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

      (llll) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

      (mmmm) "SPECIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of
Section 4 of Part I of this Statement.

      (nnnn) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

      (oooo) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

      (pppp) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

      (qqqq) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

      (rrrr) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

      (ssss) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

      (tttt) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

      (uuuu) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean [ ] or [ ] or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

      (vvvv)  "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean
[    ] or [        ] their respective affiliates or successors, if such
entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

      (wwww) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

      (xxxx) "TAXABLE ALLOCATION" shall have the meaning specified in
Section 3 of Part I of this Statement.

      (yyyy) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.

      (zzzz) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57
(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by
(B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

      (aaaaa) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

      (bbbbb) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

      (ccccc) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

      (ddddd) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

      (eeeee) "TRUST" shall mean the entity named on the first page of this Statement, which is the issuer of the Preferred Shares.

      (fffff) "U.S. GOVERNMENT SECURITIES DEALER" shall mean [Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York] or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

      (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day.

      (hhhhh) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

      (iiiii) "VOTING PERIOD" shall have the meaning specified in paragraph
(b) of Section 5 of Part I of this Statement.

      (jjjjj) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

PART I.

1.    NUMBER OF AUTHORIZED SHARES.

     The number of authorized shares constituting a series of the Preferred Shares shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.    DIVIDENDS.

      (a) RANKING. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

      (b) CUMULATIVE CASH DIVIDENDS. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

      (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

      (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:

       (i) (A) in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" or "Series [ ] Preferred Shares" in Section 1 of Appendix A hereto, if the [Monday] or [Tuesday], as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such [Monday] or [Tuesday], as the case may be, and (B) in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares," "Series [ ] Preferred Shares" or "Series [ ] Preferred Shares" in Section 1 of Appendix A hereto, if the [Wednesday], [Thursday] or [Friday], as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such [Wednesday], [Thursday] or [Friday], as the case may be; and

      (ii) notwithstanding Section 9 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

      (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

      (i) DIVIDEND RATES. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                        (A) an Auction for any such Subsequent Rate Period
                  is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                        (B) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of this
                  Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                        (C) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2"); or

                        (D) any Failure to Deposit shall have occurred with
                  respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2") (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

      (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $[the liquidation preference].

      (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

      (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

      (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

      (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

      (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.    GROSS-UP PAYMENTS.

      Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

      (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Trust allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Trust, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Trust.

      (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Trust makes a Taxable Allocation to a dividend paid on Preferred Shares, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Trust.

      (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Trust shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

4.    DESIGNATION OF SPECIAL RATE PERIODS.

      (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this
Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph
(c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

      (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a [Tuesday] that is a Business Day in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" in Section 1 of Appendix A hereto, (b) a [Wednesday] that is a Business Day in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" in Section 1 of Appendix A hereto, (c) a [Thursday] that is a Business Day in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" in Section 1 of Appendix A hereto, (d) a [Friday] that is a Business Day in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" in Section 1 of Appendix A hereto, or (e) a [Monday] that is a Business Day in the case of a series of Preferred Shares designated as "Series [ ] Preferred Shares" in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first [Monday] that is followed by a [Tuesday] that is a Business Day preceding what would otherwise be such last day, in the case of Series [ ] Preferred Shares, (b) on the first [Tuesday] that is followed by a [Wednesday] that is a Business Day preceding what would otherwise be such last day, in the case of Series [ ] Preferred Shares, (c) on the first [Wednesday] that is followed by a [Thursday] that is a Business Day preceding what would otherwise be such last day, in the case of Series [ ] Preferred Shares, (d) on the first [Thursday] that is followed by a [Friday] that is a Business Day preceding what would otherwise be such last day, in the case of Series [ ] Preferred Shares, and (e) on the first [Sunday] that is followed by a [Monday] that is a Business Day preceding what would otherwise be such last day, in the case of Series [ ] Preferred Shares.

      (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

      (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this
Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

      (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if
            (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and
            (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein); or

      (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section
4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Trust will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5.    VOTING RIGHTS.

      (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; [provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding Preferred Shares, represented in person or by proxy at said meeting,] shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each Preferred Share entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares voting together as a single class, shall elect the balance of the trustees.

      (b)  VOTING FOR ADDITIONAL TRUSTEES.

      (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                        (A) if at the close of business on any dividend
                  payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                        (B) if at any time holders of Preferred Shares are
                  entitled under the 1940 Act to elect a majority of the trustees of the Trust. Upon the termination of a Voting Period, the voting rights described in this subparagraph
                  (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

      (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in subparagraph (b)(i) of this Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

      (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

      (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this
            Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph
            (b)(i) of this Section 5.

      (c)  HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

      (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's or S&P is not then rating the preferred shares, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

      (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) of the results of such vote.

      (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to Preferred Shares.

      (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

      (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

      (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this
Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6.    1940 ACT PREFERRED SHARES ASSET COVERAGE.

      The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the 1940 Act Preferred Shares Asset Coverage.

7.    PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

      (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and
(ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

      (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month,
(ii) Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and
(iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

      (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation"), (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences), (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's and S&P, that the Trust has satisfied the requirements of Section 13 of this Statement (such information is herein called the "Independent Accountant's Confirmation").

      (d) Within ten Business Days after the date of Delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

      (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) promptly following receipt by the Trust of such Accountant's Confirmation.

      (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

      (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, the Trust shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event or
(iii) whenever requested by Moody's and S&P.

8.    [RESERVED]

9.    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

      (a) DIVIDENDS ON SHARES OTHER THAN THE PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

      (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this
Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless
(i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

10.   RATING AGENCY RESTRICTIONS.

      For so long as any Preferred Shares are outstanding and Moody's or S&P, or both, are rating such shares, the Trust will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

      (a)  buy or sell futures or write put or call options;

      (b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or
(B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

      (c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

      (d)  engage in any short sales of securities;

      (e)  lend securities;

      (f) merge or consolidate into or with any other corporation;

      (g) change the pricing service (currently Muller Data Corporation) referred to in the definition of Market Value; or

      (h) enter into reverse repurchase agreements.

11.   REDEMPTION.

      (a)  OPTIONAL REDEMPTION.

      (i)   Subject to the provisions of subparagraph (v) of this paragraph
            (a), Preferred Shares of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of [$25,000] plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

      (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

      (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph
            (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

      (iv)  Subject to the provisions of subparagraph (v) of this paragraph
            (a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of [$25,000] plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

      (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.

      (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $[the liquidation preference] per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

      (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

      (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

      (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

      (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

      (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12.   LIQUIDATION RIGHTS.

      (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

      (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Trust. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

      (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

      (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any Delaware business trust or corporation nor the merger or consolidation of any Delaware business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

13.   MISCELLANEOUS.

      (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

      (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

      (c) NO FRACTIONAL SHARES. No fractional shares of Preferred Shares shall be issued.

      (d) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

      (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

      (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

      (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.


PART II.

1.    ORDERS.

      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

      (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                        (A) the number of Outstanding shares, if any, of
                  such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                        (B) the number of Outstanding shares, if any, of
                  such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                        (C) the number of Outstanding shares, if any, of
                  such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

            and

      (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i), (B), (i),
(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph
(a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

      (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                        (B) such number or a lesser number of Outstanding
                  shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                        (C) the number of Outstanding shares of such series
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

      (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding shares of such series
                  specified in such Sell Order; or

                        (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

      (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                        (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                        (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2.    SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

      (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

      (ii) the aggregate number of shares of such series that are the subject of such Order;

      (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                        (A) the number of shares, if any, of such series
                  subject to any Hold Order of such Existing Holder;

                        (B) the number of shares, if any, of such series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                        (C) the number of shares, if any, of such series
                  subject to any Sell Order of such Existing Holder; and

      (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

      (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

      (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

      (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

      (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                        (B) subject to subclause (A), if more than one Bid
                  of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                        (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                        (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

      (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

      (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

      (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

      (ii) from the Submitted Orders for shares of such series whether:

                        (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum
                  Rate for shares of such series;

            exceeds or is equal to the sum of:

                        (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                        (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders

            (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

      (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                        (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                        (B) (I) each such Submitted Bid of Potential
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

            would result in such Existing Holders described in subclause
            (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

      (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

      (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

      (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

      (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

      Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

      (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs
(d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

      (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

      (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

      (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

      (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

      (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

      (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

      (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

      (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

      (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

      (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

      (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

      (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

      (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

      (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.    NOTIFICATION OF ALLOCATIONS.

      Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6.    AUCTION AGENT.

      For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.    TRANSFER OF PREFERRED SHARES.

      Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.    GLOBAL CERTIFICATE.

      Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.


      IN WITNESS WHEREOF, THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST, has caused these presents to be signed on , 1999 in its name and on its behalf by its [Vice President] and attested by its [Assistant Secretary]. The Trust's Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware, and the said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.



                                    THE BLACKROCK PENNSYLVANIA STRATEGIC
                                    MUNICIPAL TRUST


                                    By: ________________________________
                                        Name:
                                        Title:

ATTEST:

_____________________________
Name:
Title:

[         ], 1999






            THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

APPENDIX A

SECTION 1.        DESIGNATION AS TO SERIES.

         SERIES [  ]: A series of [       ] Preferred Shares, par value
[$    ] per share, liquidation preference [         ] per share, is hereby
designated "Municipal Auction Rate Cumulative Preferred Shares, Series [ ]."
Each of the [    ] shares of Series [ ] Preferred Shares issued on [    ],
1999 shall, for purposes hereof, be deemed to have a Date of Original Issue
of [     ], 1999; have an Applicable Rate for its Initial Rate Period equal to [  ]% per annum; have an initial Dividend Payment Date of [  ], 1999;
and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series [ ] Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series [ ] Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series [ ] Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series [ ] Preferred Shares shall be identical except as provided in Section 11 of Part I of this Statement.

         SERIES [ ]: A series of [    ] Preferred Shares, par value [$   ]
per share, liquidation preference [$   ] per share, is hereby designated
"Municipal Auction Rate Cumulative Preferred Shares, Series [ ]." Each of
the [   ] shares of Series [ ] Preferred Shares issued on [   ], 1999 shall,
for purposes hereof, be deemed to have a Date of Original Issue of [    ],
1999; have an Applicable Rate for its Initial Rate Period equal to [ ]% per
annum; have an initial Dividend Payment Date of [    ], 1999; and have such
other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series [ ] Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series [ ] Preferred Shares; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series [ ] Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series [ ] Preferred Shares shall be identical except as provided in Section 11 of Part I of this Statement.

         SERIES [ ]: A series of [    ] Preferred Shares, par value [$   ]
per share, liquidation preference [$    ] per share, is hereby designated
"Municipal Auction Rate Cumulative Preferred Shares, Series [ ]." Each of
the [   ] shares of Series [ ] Preferred Shares issued on [   ], 1999 shall,
for purposes hereof, be deemed to have a Date of Original Issue of [    ],
1999; have an Applicable Rate for its Initial Rate Period equal to [ ]% per
annum; have an initial Dividend Payment Date of [   ], 1999; and have such
other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series [ ] Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series [ ] Preferred Shares; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series [ ] Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series [ ] Preferred Shares shall be identical except as provided in Section 11 of Part I of this Statement.

SECTION 2.  NUMBER OF AUTHORIZED SHARES PER SERIES.

            The number of authorized shares constituting Series [ ]
Preferred Shares is [     ]; Series [ ] Preferred Shares is [     ]; and
Series [ ] Preferred Shares is [     ].

SECTION 3.  EXCEPTIONS TO CERTAIN DEFINITIONS.

            Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

            Not applicable.

SECTION 4.  CERTAIN DEFINITIONS.

            For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

            "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

            "Inverse Floater" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.

            "GROSS-UP PAYMENT" means payment to a Holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of Preferred Shares at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

            "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                                RATING CATEGORY
Exposure Period                  AAA    AA*    A*     BAA*   Other**   (V)MIG-1***  SP-1+****   UNRATED*****
---------------
7 weeks........................  151%   159%   166%   173%   187%      136%         148%        225%

8 weeks or less but greater
then seven weeks...............  154    161    168    176    190       137          149         231

9 weeks or less but greater
than eight weeks...............  156    163    170    177    192       138          150         240

---------------------
   *  Moody's rating.

  **  Municipal Obligations not rated by Moody's but rated BBB by S&P. below
      Baa 3.

 *** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.


         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

            "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Basic Maintenance Amount. When the Trust purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by BlackRock Advisors, Inc., State Street Bank and Trust or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (iii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

            "RATE MULTIPLE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

PREVAILING RATING                                 PERCENTAGE
-----------------                                 ----------
"aa3"/AA-- or higher............................. 110%
"a3"/A-- ........................................ 125%
"baa3"/BBB--..................................... 150%
"ba3"/BB--....................................... 200%
Below "ba3"/BB--................................. 250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

         For purposes of this definition, the "prevailing rating" of shares of a series of Preferred Shares shall be (i) "aa3"/AA-- or higher if such shares have a rating of "aa3" or better by Moody's and AA-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below,
(ii) if not "aa3"/AA-- or higher, then "a3"/A-- if such shares have a rating of "a3" or better by Moody's and A-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA-- or higher or "a3"/A--, then "baa3"/BBB-- if such shares have a rating of "baa3" or better by Moody's and BBB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- - or higher, "a3"/A-- or "baa3"/BBB--, then "ba3"/BB-- if such shares have a rating of "ba3" or better by Moody's and BB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and
(v) if not "aa3"/AA-- or higher, "a3"/A--, "baa3"/BBB--, or "ba3"/BB--, then Below "ba3"/BB--; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Trust shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the Preferred Shares. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of Preferred Shares set forth opposite such party's name in Section 7 of Appendix A and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

            "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                             RATING CATEGORY
                                     --------------------------
EXPOSURE PERIOD                      AAA*     AA*    A*     BBB*    High Yield
---------------                      ----    ----   ----    ----    ----------
40 Business Days.................... 190%    195%   210%    250%       240%
22 Business Days.................... 170     175     190    230        240
10 Business Days.................... 155     160     175    215        240
7 Business Days..................... 150     155     170    210        240
3 Business Days..................... 130     135     150    190        240

--------------
*S&P rating.


            Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; PROVIDED, HOWEVER, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization rated BB by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may compromise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold, (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date, and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP- 1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized rating agency, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

            "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Trust for the payment of any liabilities within the meaning of Preferred Shares Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized rating agency, on a case by case basis;(iv) is not subject to a covered call or covered put option written by the Trust; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; and (vi) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Notwithstanding the foregoing limitations: (1) Municipal Obligations (excluding Escrowed Bonds and High Yield Securities) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;(2) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and (3) Long-Term Municipal Obligations (excluding Escrowed Bonds)issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 5.  INITIAL RATE PERIODS.

            The Initial Rate Period for shares of Series [ ] Preferred Shares shall be the period from and including the Date of Original Issue
thereof to but excluding [     ], 1999.

            The Initial Rate Period for shares of Series [ ] Preferred Shares shall be the period from and including the Date of Original Issue
thereof to but excluding [     ], 1999.

            The Initial Rate Period for shares of Series [ ] Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding [ ], 1999.

SECTION 6. DATE FOR PURPOSES OF THE DEFINITION OF QUARTERLY VALUATION DATE CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

         [        ], 1999

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

     PARTY:                              SERIES OF PREFERRED SHARES
     [    ]                                        Series [ ]
     [    ]                                        Series [ ]
     [    ]                                        Series [ ]


SECTION 8.  ADDITIONAL DEFINITIONS.

            Not applicable.

SECTION 9.  DIVIDEND PAYMENT DATES.

            Except as otherwise provided in paragraph (d) of Section 2 of
Part I of this Statement, dividends shall be payable on shares of: Series
[  ] Preferred Shares, for the Initial Rate Period on [   ], [   ], 1999,
and on each [    ] thereafter; Series [ ] Preferred Shares, for the Initial
Rate Period on [    ], [    ], 1999, and on each [    ] thereafter; Series
[ ] Preferred Shares, for the Initial Rate Period on [    ], [   ], 1999,
and on each [    ] thereafter; and

SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION 5 OF PART I OF THIS STATEMENT.

            [$            ].

SECTION 11. REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

            Not applicable.

SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (b)(iii) OF SECTION 3 OF PART II OF THIS STATEMENT.

            For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause
(A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period
Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such Preferred Shares by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $[the liquidation preference].

SECTION 13. CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS

      (a) For so long as any Preferred Shares are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered pull options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

      (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

      (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury
            Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

      (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns of has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

      (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

      (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

            For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

      (b) For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

      (i) the Trust will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by the Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

      (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P (for purpose of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Trust);

      (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

      (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contracts expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

      (v) the Trust will engage in Moody's Hedging Transaction only with respect to futures contracts or options thereon having the next settlement date of the settlement date immediately thereafter;

      (vi) the Trust will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

      (vii) the Trust will not enter into an option of futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

            For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:
(i) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Trust; (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Trust shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Trust is the seller the contract may be valued at the settlement price and where the Trust is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

     (c) For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(b) of this Statement), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

          (i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

          (ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.



                                 APPENDIX B

Ratings of Investments

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

     A S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. This assessment may take into consideration obligors such as guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The debt rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Long-Term Issue Credit Ratings

     The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

   2. Nature of and provisions of the obligation;

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA An obligation "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade Rating

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is a currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerability to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The "c subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is reduced below an investment grade level and/or the issuer's bonds are deemed taxable.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

   -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as vulnerable and having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Corporate Long-Term Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to Caa in the corporate finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

  --  Leading market positions in well-established industries.

  --  High rates of return on funds employed.

  -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A
                 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D   Default. The ratings of obligations in this category are
                 based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

                 Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.



                                 APPENDIX C

                     GENERAL CHARACTERISTICS AND RISKS
                          OF HEDGING TRANSACTIONS

      In order to manage the risk of its securities portfolio, including management, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

Put and Call Options on Securities and Indices

      The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index options gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

      The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

      The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

      Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

      Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

      Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

      Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.



                                   PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1)     Financial Statements:

         Part A - None.

         Part B - Report of Independent Accountants.
                  Statement of Assets and Liabilities (Audited).
                  Statement of Operations (Audited).
                  [To Come] (Unaudited)

(2)     Exhibits:

        (a)       Agreement and Declaration of Trust.1
        (b)       By-Laws.1
        (c)       Inapplicable.
        (d)       Inapplicable.
        (e)       Form of Automatic Dividend Reinvestment Plan.3
        (f)       Inapplicable.
        (g)(1)    Form of Investment Management Agreement.3
        (g)(2)    Form of Sub-Advisory Agreement.3
        (h)       Form of Underwriting Agreement.*
        (i)       Inapplicable
        (j)       Form of Custodian Agreement.3
        (k)(1)    Form of Registrar, Transfer Agency and Service Agreement.3
        (k)(2)    Form of Auction Agency Agreement.*
        (k)(3)    Form of Broker-Dealer Agreement.*
        (k)(4)    Form of DTC Agreement.*
        (l)       Opinion and Consent of Counsel to the Trust.*
        (m)       Inapplicable.
        (n)       Consent of Independent Public Accountants.*
        (o)       Inapplicable.
        (p)       Initial Subscription Agreement.2
        (q)       Inapplicable.
        (r)       Inapplicable.
        (s)       Power of Attorney.
-------------

1 Incorporated by reference to the Trust's Registration Statement on Form N-2 (File Nos. 333-82093 and 811-09417), filed on July 1, 1999.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-2 (File Nos. 333-82093 and 811-09417), filed on July 29, 1999.

3 Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-2 (File Nos. 333-82093 and 811-09417), filed on August 19, 1999.

*  To be Filed by Amendment.


Item 25.   Marketing Arrangements

      Reference is made to the Form of Underwriting Agreement for the Trust's Preferred Shares to be filed by amendment to this registration statement.

Item 26.   Other Expenses of Issuance and Distribution

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

           Registration fees.................................    $   *
           Printing (other than certificates)................        *
           Engraving and printing certificate................        *
           Fees and expenses of qualification under state
             securities laws (excluding fees of counsel).....        *
           Accounting fees and expenses......................        *
           Legal fees and expenses...........................        *
           Miscellaneous.....................................        *

                 Total.......................................    $   *


*  To be provided by Amendment.

Item 27. Persons Controlled by or under Common Control with the Registrant

         Not Applicable

Item 28. Number of Holders of Shares

                                                           Number of
Title of class                                          Record Holders
--------------                                          --------------
Common Shares, $.001                                        [     ]

Preferred Shares, $.001                                        0

Item 29. Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

      Section 5.1. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Trust's investment advisor ("Affiliated Indemnitees")) or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

      Section 5.2. a. The Trust hereby agrees to indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

                  b. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

                  c. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i)the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  d. The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                  e. Subject to any limitations provided by the Investment Company Act of 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify other Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

      Insofar as indemnification for liabilities arising under the Act, may be permitted to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to of the underwriting agreement to be attached as Exhibit (h).

Item 30. Business and Other Connections of Investment Adviser

      Reference is made to the current Form ADV filed under the Investment Advisors Act of 1940 incorporated herein by reference for each of BlackRock Advisors, Inc. and BlackRock Financial Management, Inc.

Item 31. Location of Accounts and Records

      The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, co BlackRock Advisors, Inc., 345 Park Avenue, New York, New York 10154 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, Transfer Agent and Dividend Disbursing Agent, 225 Franklin Street, Boston, Massachusetts 02110.

Item 32. Management Services

         Not Applicable

Item 33. Undertakings

      (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2) Not Applicable

      (3) Not applicable

      (4) Not applicable

      (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497
(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.



                                 SIGNATURE


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of September 1999.

                                               /s/ Ralph L. Schlosstein
                                               ------------------------
                                               Ralph L. Schlosstein
                                               President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the 24th day of September 1999.


Name                                      Title
----                                      -----

/s/ Andrew F. Brimmer                     Trustee
----------------------------------
Andrew F. Brimmer


/s/ Richard E. Cavanagh                   Trustee
----------------------------------
Richard E. Cavanagh


/s/ Kent Dixon                            Trustee
----------------------------------
Kent Dixon


/s/ Frank J. Fabozzi                      Trustee
----------------------------------
Frank J. Fabozzi


/s/ Laurence D. Fink                      Trustee
----------------------------------
Laurence D. Fink


/s/ James Clayburn LaForce, Jr.           Trustee
----------------------------------
James Clayburn LaForce, Jr.


/s/ Walter F. Mondale                     Trustee
----------------------------------
Walter F. Mondale


/s/ Ralph L. Schlosstein                  Trustee and President
----------------------------------        (Principal Executive Officer)
Ralph L. Schlosstein


/s/ Henry Gabbay                          Treasurer (Principal
----------------------------------        Financial and Accounting Officer)
Henry Gabbay


By: ______________________________
    Karen H. Sabath
    Attorney-in-fact





                             INDEX TO EXHIBITS


(a)       Agreement and Declaration of Trust.1
(b)       By-Laws.1
(c)       Inapplicable.
(d)       Inapplicable.
(e)       Form of Automatic Dividend Reinvestment Plan.1
(f)       Inapplicable.
(g)(1)    Form of Investment Management Agreement.1
(g)(2)    Form of Sub-Advisory Agreement.1
(h)       Form of Underwriting Agreement.*
(i)       Inapplicable.
(j)       Form of Custodian Agreement.1
(k)(1)    Form of Registrar, Transfer Agency and Service Agreement.1
(k)(2)    Form of Auction Agency Agreement.*
(k)(3)    Form of Broker-Dealer Agreement.*
(k)(4)    Form of DTC Agreement.*
(l)       Opinion and Consent of Counsel to the Trust.*
(m)       Inapplicable.
(n)       Consent of Independent Public Accountants.*
(o)       Inapplicable.
(p)       Initial Subscription Agreement.1
(q)       Inapplicable.
(r)       Inapplicable.
(s)       Power of Attorney.

-----------
1       Previously Filed.
*       To be Filed by Amendment.





                                                           EXHIBIT S

                              POWER OF ATTORNEY

        That each of the undersigned officers and trustees of The BlackRock Pennsylvania Strategic Municipal Trust, a business trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Ralph S. Schlosstein, Laurence D. Fink and Karen H. Sabath , and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust or the registration or offering of any series of the Trust's Auction Rate Municipal Preferred Shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

        IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 19th day of August, 1999.


                                      /s/ Dr. Andrew F. Brimmer
                                      --------------------------------
                                      Dr. Andrew F. Brimmer
                                      Trustee


                                      /s/ Richard E. Cavanagh
                                      --------------------------------
                                      Richard E. Cavanagh
                                      Trustee


                                      /s/ Kent Dixon
                                      --------------------------------
                                      Kent Dixon
                                      Trustee


                                      /s/ Frank J. Fabozzi
                                      --------------------------------
                                      Frank J. Fabozzi
                                      Trustee


                                      /s/ James Clayburn LaForce, Jr.
                                      --------------------------------
                                      James Clayburn LaForce, Jr.
                                      Trustee


                                      /s/ Walter F. Mondale
                                      --------------------------------
                                      Walter F. Mondale
                                      Trustee


                                      /s/ Ralph S. Schlosstein
                                      --------------------------------
                                      Ralph S. Schlosstein
                                      Trustee and President


                                      /s/ Laurence D. Fink
                                      --------------------------------
                                      Laurence D. Fink
                                      Trustee


                                      /s/ Henry Gabbay
                                      --------------------------------
                                      Henry Gabbay
                                      Treasurer